EXHIBIT 26(d)(ii)

RIDER FOR INSURED'S WAIVER OF PREMIUM BENEFIT

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

TOTAL DISABILITY BENEFIT

     We will pay scheduled premiums into the contract for you on their due dates while the Insured is totally disabled. But this is subject to all the provisions of this benefit and of the rest of this contract.

DISABILITY DEFINED

     When we use the words disability and disabled in this benefit we mean total disability and totally disabled. Here is how we define them: (1) until the Insured has stayed disabled for two years, we mean that he or she cannot, due to sickness or injury, do any of the duties of his or her regular occupation: but (2) after the Insured has stayed disabled for two years, we mean that he or she cannot, due to sickness or injury, do any gainful work for which he or she is reasonably fitted by education, training, or experience.

     Except for what we state in the next sentence, we will at no time regard an Insured as disabled who is doing gainful work for which he or she is reasonably fitted by education, training, or experience. We will regard an Insured as disabled, even if working or able to work, if he or she incurs, during a period in which premiums are eligible to be waived as we describe below, one of the following: (1) permanent and complete blindness of both eyes; or (2) physical severance of both hands at or above the wrists or both feet at or above the ankles; or (3) physical severance of one hand at or above the wrist and one foot at or above the ankle.

PREMIUMS ELIGIBLE TO BE PAID BY US

     If the Insured becomes disabled before the first contract anniversary following his or her 60th birthday and that disability begins: (1) on or after the first contract anniversary following his or her 5th birthday, if the contract date was before that birthday; or (2) on or after the contract date, if that date was on or after his or her 5th birthday, we will pay all scheduled premiums that fall due while he or she stays disabled.

     If the Insured becomes disabled on or after the first contract anniversary following his or her 60th birthday, we will pay only those scheduled premiums that fall due before the first contract anniversary following his or her 65th birthday and while he or she stays disabled.

     If the Insured becomes disabled on or after the first contract anniversary after his or her 65th birthday, we will not pay any scheduled premiums that fall due in that period of disability.

CONDITIONS

     Both of these conditions must be met: (1) The Insured must become disabled while this contract is in force and not in default past the last day of the grace period; (2) The Insured must stay disabled for a period of at least six months while living.

EXCEPTIONS

     We will not pay any scheduled premiums if the Insured becomes disabled from: (1) an injury he causes to himself, or she causes to herself, on purpose; or (2) sickness or injury due to service on or after the contract date in the armed forces of any country(ies) at war. The word war means declared or undeclared war and includes resistance to armed aggression.

SUCCESSIVE DISABILITIES

     Here is what happens if the Insured has at least one scheduled premium paid by us while disabled, then gets well so that he or she resumes making payments, and then becomes disabled again. In this case, we will not apply the six-month period that would otherwise be required by Condition (2) and will consider the second period of disability to be part of the first period unless: (1) the Insured has done gainful work, for which he or she is reasonably fitted, for at least six months between the periods; or (2) the Insured became disabled the second time from an entirely different cause.

     If we do not apply the six-month period required by Condition (2), we also will not count the days when there was no disability as part of the two year period when disability means the Insured cannot do any of the duties of his or her regular occupation.

AL 100B

NOTICE AND PROOF OF CLAIM

     Notice and proof of any claim must be given to us while the Insured is living and disabled, or as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not pay any scheduled premium due more than one year before the date the notice or proof is given to us.

     We may also require proof at reasonable times that the Insured is still disabled. After he or she has been disabled for two years, we will not ask for proof of continued disability more than once a year; and we will require no further proof of continued disability after the first contract anniversary that follows the Insured's 65th birthday if he or she has been continually disabled for at least five years.

     As a part of any proof, we have the right to require that the Insured be examined at our expense by doctors of our choice.

WHEN WE WILL STOP PAYING PREMIUMS

     We will stop paying scheduled premiums if: (1) disability ends; or (2) we ask for proof that the Insured is disabled and we do not receive it; or (3) we require that the Insured be examined and he or she fails to do so.

CHANGES IN THE FACE AMOUNT

     If there was an increase or decrease in the face amount before we approved a claim under this benefit, but we find that the increase or decrease took effect on a monthly processing date on which the Insured was disabled we will restore the coverage to what it would have been if the increase or decrease had not taken effect.

BENEFIT PREMIUMS AND CHARGES

     We include the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

UNSCHEDULED PREMIUMS DURING DISABILITY

     You may make unscheduled premium payments if you wish, as provided in the Unscheduled Premiums section of the contract even when we are paying scheduled premiums that fall due during a period of disability.

TERMINATION

     This benefit will end and we will make no more scheduled premium payments for you on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the end of the day before the first contract anniversary that follows the Insured's 65th birthday, unless the Insured has stayed disabled since before the first contract anniversary that follows the 60th birthday;

     3. the date the contract is surrendered under its Cash Value Option, if it has one; and

     4. the date the contract ends for any other reason.

     If you do not make any withdrawals from the contract starting on the date the Insured becomes disabled, the contract cannot go into default during the period we are paying scheduled premiums into the contract.

This Supplementary Benefit rider attached to this contract on the Contract Date

     The Prudential Insurance Company of America,

          By /s/ DOROTHY K. LIGHT
             Secretary

AL 100B

EXHIBIT 26(d)(iii)

RIDER FOR APPLICANT'S WAIVER OF PREMIUM BENEFIT

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

DEATH PROVISION

DEATH BENEFIT

     We will pay into the contract for you on their due dates those scheduled premiums that fall due after the applicant's death but before the benefit termination date which we show in the contract data pages. For us to do so, we must receive due proof that he or she died: (1) before that date and (2) while this contract is in force and not in default past the last day of the grace period. But this promise is subject to all the provisions of this benefit and of the rest of this contract.

SUICIDE EXCLUSION

     If the applicant, whether sane or insane, dies by suicide within the period that we state in the Suicide Exclusion under General Provisions and while this benefit is in force, we will not pay, under this benefit, the scheduled premiums we describe above. Instead, we will pay no more than the sum of the monthly charges deducted for the benefit plus the charge for applicable taxes.

DISABILITY PROVISION

TOTAL DISABILITY BENEFIT

     Before the benefit termination date, we will pay into the contract for you on their due dates scheduled premiums that fall due while the applicant is totally disabled. But this is subject to all the provisions of this benefit and of the rest of this contract.

DISABILITY DEFINED

     When we use the words disability and disabled in this benefit we mean total disability and totally disabled. Here is how we define them: (1) until the applicant has stayed disabled for two years, we mean that he or she cannot, due to sickness or injury, do any of the duties of his or her regular occupation; but (2) after the applicant has stayed disabled for two years, we mean that he or she cannot, due to sickness or injury, do any gainful work for which he or she is reasonably fitted by education, training, or experience.

     Except for what we state in the next sentence, we will at no time regard an applicant as disabled who is doing gainful work for which he or she is reasonably fitted by education, training, or experience. We will regard an applicant as disabled, even if working or able to work, if he or she incurs, during a period in which premiums are eligible to be waived as we describe below, one of the following: (1) permanent and complete blindness of both eyes; or (2) physical severance of both hands at or above the wrists or both feet at or above the ankles; or (3) physical severance of one hand at or above the wrist and one foot at or above the ankle.

PREMIUMS ELIGIBLE TO BE PAID BY US

     If the applicant becomes disabled before the first contract anniversary after his or her 65th birthday, we will pay only those scheduled premiums that fall due: (1) while he or she stays disabled; and (2) before the benefit termination date.

     If the applicant becomes disabled on or after: (1) the first contract anniversary after his or her 65th birthday, or (2) the benefit termination date, we will not pay any scheduled premium that falls due in that period of disability.

CONDITIONS

     Both of these conditions must be met: (1) The applicant must become disabled while this contract is in force and not in default past the last day of the grace period. (2) The applicant must stay disabled for a period of at least six months while living.

AL 150B

EXCEPTIONS

     We will not pay any scheduled premium if the applicant becomes disabled from: (1) an injury he causes to himself, or she causes to herself, on purpose; or (2) sickness or injury due to service on or after the contract date in the armed forces of any country(ies) at war. The word war means declared or undeclared war and includes resistance to armed aggression.

SUCCESSIVE DISABILITIES

     Here is what happens if the applicant has at least one scheduled premium paid by us while disabled, then gets well so that premium payment resumes, and then becomes disabled again. In this case, we will not apply the six-month period that would otherwise be required by Condition (2) and will consider the second period of disability to be part of the first period unless: (1) the applicant has done gainful work, for which he or she is reasonably fitted, for at least six months between the periods; or (2) the applicant became disabled the second time from an entirely different cause.

     If we do not apply the six-month period required by Condition (2), we also will not count the days when there was no disability as part of the two year period when disability means the applicant cannot do any of the duties of his or her regular occupation.

NOTICE AND PROOF OF CLAIM

     Notice and proof of any claim must be given to us while the applicant is living and disabled, or as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not pay any scheduled premium due more than one year before the date the notice or proof is given to us.

     We may also require proof at reasonable times that the applicant is still disabled. After he or she has been disabled for two years, we will not ask for proof of continued disability more than once a year; and we will require no further proof of continued disability after the first contract anniversary that follows the applicant's 65th birthday if he or she has been continually disabled for at least five years.

     As a part of any proof, we have the right to require that the applicant be examined at our expense by doctors of our choice.

WHEN WE WILL STOP PAYING PREMIUMS

     We will stop paying scheduled premiums if: (1) disability ends; or (2) we ask for proof that the applicant is disabled and we do not receive it; or (3) we require that the applicant be examined and he or she fails to do so.

MISCELLANEOUS PROVISIONS

REINSTATEMENT

     If this contract is reinstated, it will not include this benefit on the life of the applicant unless we are given any facts we need to satisfy us that he or she is insurable for the benefit.

MISSTATEMENT OF AGE OR SEX

     If the applicant's stated age or sex or both are not correct, here is what we will do. We will change each benefit and any amount payable to what the premiums and charges would have bought for the correct age and sex.

CHANGES IN THE FACE AMOUNT

     If there was an increase or decrease in the face amount before we approved a claim under this benefit, but we find that the increase or decrease took effect on a monthly processing date on which the applicant was disabled we will restore the coverage to what it would have been if the increase or decrease had not taken effect.

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and charges stop on the earlier of: (1) the first contract anniversary after the Insured's 24th birthday, and (2) the last contract anniversary before the benefit termination date.

UNSCHEDULED PREMIUMS DURING DISABILITY

     You may make unscheduled premium payments if you wish, as provided in the Unscheduled Premiums section of the contract, even when we are paying scheduled premiums that fall due during a period of the applicants' disability or because of the applicants' death.

AL 150B

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the end of the day that is the last premium due date before the benefit termination date we show on the contract data pages;

     3. the date the contract is surrendered under its Cash Value Option, if it has one; and

     4. the date the contract ends for any other reason.

     If you do not make any withdrawals from the contract starting on the date the applicant becomes disabled, the contract cannot go into default during the period we are paying scheduled premiums into the contract.

     Further, if you ask us in writing in the premium period, and we agree, we will cancel the benefit as of the date to which premiums are paid. Contract premiums due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date.

     The Prudential Insurance Company of America,

     By /s/ DOROTHY K. LIGHT
            Secretary

AL 150B

EXHIBIT 26(d)(iv)

RIDER FOR INSURED'S ACCIDENTAL DEATH BENEFIT

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay the amount of this benefit that we show on the contract data pages for the Insured's accidental loss of life. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

MANNER OF PAYMENT

     We will include in the proceeds of this contract any payment under this benefit.

CONDITIONS

     Both of these conditions must be met: (1) We must receive due proof that the Insured's death was the direct result, independent of all other causes, of accidental bodily injury that occurred on or after the contract date. (2) The death must occur (a) no more than 90 days after the iniury; and (b) while the contract is in force.

EXCLUSIONS

     We will not pay under this benefit for death caused or contributed to by: (1) suicide or attempted suicide while sane or insane; or (2) infirmity or disease of mind or body or treatment for it; or (3) any infection other than one caused by an accidental cut or wound.

     Even if death is caused by accidental bodily injury, we will not pay for it under this benefit if it is caused or contributed to by: (1) service in the armed forces of any country(ies) at war; or (2) war or any act of war; or (3) travel by, or descent from, any aircraft if the Insured had any duties or acted in any capacity other than as a passenger at any time during the flight. But we will ignore (3) if all these statements are true of the aircraft: (a) it has fixed wings and a permitted gross takeoff weight of at least 75,000 pounds. (b) It is operated by an air carrier that is certificated under the laws of the United States or Canada to carry passengers to or from places in those countries. (c) It is not being operated for any armed forces for training or other purposes. As used here, the word aircraft includes rocket craft or any other vehicle for flight in or beyond the earth's atmosphere. The word war means declared or undeclared war and includes resistance to armed aggression.

AUTOMATIC REDUCTION

We have the right to limit the amount of this  benefit to no more than twice the face amount of this  contract.  If that face amount is decreased for any reason, we have the right to reduce  the  amount  of the  benefit  to twice the new face amount.

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the premium account and the contract fund.

     The monthly cnarge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the date the contract is surrendered under its Cash Value Option, if it has one; and

     3. the date the contract ends for any other reason.

     Further, if you ask us in writing, and we agree, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the ContractDate.

     The Prudential Insurance Company of America,

     By /s/ DOROTHY K. LIGHT
        Secretary

AL 110B

EXHIBIT 26(d)(v)

RIDER FOR LEVEL TERM INSURANCE BENEFIT ON LIFE OF INSURED

     This Benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period for the benefit; and (2) while this contract is in force and not in default beyond the last day of the grace period.  Any proceeds under this contract that may arise from the Insured's death will include this amount. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     We show the amount of term insurance on the contract data pages. We also show the term period for the benefit there. It starts on the contract date, which we show on the first page. The anniversary at the end of the term period is part of that period.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

     You may be able to exchange this benefit for a new contract of life insurance on the Insured's life. In any of these paragraphs, when we use the phrase new contract we mean the contract for which this benefit may be exchanged. You will not have to prove that the Insured is insurable.

CONDITIONS

     Your right to make this exchange is subject to all these conditions: (1) You must ask for the exchange in writing and in a form that meets our needs. (2) You must send this contract to us to be endorsed. (3) We must have your request and the contract at our Home Office while the Benefit is in force and before the end of its term period.

     The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that: (1) the insurance under the new contract took effect on its contract date; and (2) this benefit ended just before that contract date.

CONTRACT DATE

     The date of the new contract will be the date you ask for in your request. But it may not be more than 61 days after the date of your request. It may not be after the end of the term period for the benefit. And it may not be more than 31 days before we have your request at our Home Office.

CONTRACT SPECIFICATIONS

     The new contract will be in the same rating class as this contract. We will set the issue age and the premiums for the new contract in accord with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex.  But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the Insured; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less-than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

    Its face amount will be the amount you ask for in your request. But except as we state below, that amount must be an amount we would regularly issue for the plan you choose. And it cannot be less than $10,000 or more than the amount of term insurance for this benefit. The face amount you want might be less than the smallest amount we would regularly issue on the plan you wish. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

AL 131B

     If: (1) the new contract is either on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan; (2) this contract has a benefit for waiving or paying premiums in the event of disability; and (3) we would include that kind of benefit in other contracts like the new contract, we will put the benefit in the new contract. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we use the phrase other contracts like it, we mean contracts we would regularly issue on the same plan and for the same rating class, amount, issue age and sex.

     We will not deny a benefit for waiving or paying premiums that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because disability started before the contract date of the new contract. But any premium to be waived or paid for that disability under the new contract must be at the frequency that was in effect for this contract when the disability started.

     We will not waive or pay any premium under a new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

CHANGES

     You may be able to have this benefit changed to a new contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements for exchange that we state above. Or you may be able to exchange this benefit for an increase in the amount of insurance under this contract. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

MISCELLANEOUS PROVISIONS

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and monthly charges stop on the contract anniversary at the end of the term period for this benefit.

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the date the contract is surrendered under its Cash Value Option, if it has one;

     3. the end of the last day before the contract date of any other contract (a) for which the benefit is exchanged, or (b) to which the benefit is changed;
and

     4. the date the contract ends for any other reason.

     Further, if you ask us in writing, and we agree, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date.

     The Prudential Insurance Company of America,

     By /s/ DOROTHY K. LIGHT
            Secretary

AL 131B

EXHIBIT 26(d)(vi)

RIDER FOR TERM INSURANCE BENEFIT
ON LIFE OF INSURED DECREASING AMOUNT

This benefit is a part of this contract only if it is listed on a contract data page.

BENEFIT

We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period for the benefit; and (2) while this contract is in force and not in default past the last day of the grace period.  But our payment is subject to all the provisions of this rider and of the rest of this contract.

We show the Initial Amount of this benefit on a contract data page. We also show the term period for the benefit there. The term period starts on the contract date. The anniversary at the end of the term period is part of that period.

AMOUNTS PAYABLE

The amount we will pay depends on when death occurs. In the Table of Amounts of Insurance on a contract data page we show the amount we will pay if death occurs in a given contract year.

BENEFIT PREMIUMS AND CHARGES

We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.  Benefit premiums and monthly charges stop on the anniversary at the end of the term period.

The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the contract fund.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

You may convert this benefit to a new contract of life insurance on the Insured's life. You will not have to prove that the Insured is insurable.

CONDITIONS

The amount of insurance that would have been payable under this benefit if the Insured had died just before the contract date of the new contract (see the Table of Amounts for this benefit on a contract data page) must be large enough to meet the minimum for a new contract, as we describe under Contract Specifications. You must ask for the conversion in a form that meets our needs, while this contract is in force and not in default past the last day of the grace period, and at least five years before the end of the term period for this benefit. We may require you to send us the contract.

The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that the new contract took effect on its contract date and that this benefit ended just before that date.

PREMIUM CREDIT

If we receive your request for conversion before the fifth anniversary of this contract, we will allow a premium credit. Upon conversion to a new contract with scheduled premiums, we will allow a credit, as described below, on each premium that is due or scheduled for payment during the first year of the new contract.  Upon conversion to a new contract without scheduled premiums, we will allow a credit as of the contract date provided you pay any required minimum initial premium for the new contract.

If this benefit has been in force for at least one year on the contract date of the new contract, we will allow the full credit described below. If this benefit has been in force for less than one year as of that date, the credit will be reduced on a pro-rata basis taking into consideration the portion of a year for which this benefit has then been in force.

AL 130 B--96

The full credit is equal to the premiums for the term insurance being converted that were due, on the premium mode in effect at the time of conversion, during the twelve months preceding the date of the new contract. Extra premiums or charges for extra risks or extra benefits other than a waiver benefit are not considered in determining this credit.

If the new contract has scheduled premiums, we will reduce each premium due or scheduled for payment in the first year of the new contract to consider either the full or reduced credit, as appropriate. If more than one premium is due or scheduled for payment, we will apportion any credit between them. If the new contract does not have scheduled premiums, we will pay either the full or reduced credit, as appropriate, into the new contract as of the contract date provided you pay any required minimum initial premium for the new contract.

CONTRACT DATE

If this contract is not in default, you may choose any contract date for the new contract that is not more than 31 days after nor more than 31 days before the date we receive your request, and not less than five years before the end of the term period for this benefit. If this contract is in default but not past the last day of the grace period, the contract date for the new contract will be the date on which this contract went into default.

CONTRACT SPECIFICATIONS

The new contract will be in the same rating class as this contract. We will set the issue age, premiums and charges for the new contract in accordance with our regular rules in use on its contract date.

Except as we state in the next sentence, the new contract may be any life or endowment policy we regularly issue on its contract date for the same rating class, amount, issue age and sex. It may not be: a single-premium contract; one that insures anyone in addition to the Insured; one that includes or provides for term insurance, other than extended insurance; one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or one with any benefit other than the basic insurance benefit and the waiver benefit we refer to below. A waiver benefit may either waive or pay premiums in the event of the Insured's total disability.

The basic amount of the new contract may be any amount you ask for as long as it is at least $10,000 and not more than 80% of the amount we would have paid under this benefit if the Insured had died just before the contract date of the new contract. (Since $10,000 is 80% of $12,500, the amount we would have paid must be at least $12,500 for conversion to be possible.) If the amount you want is smaller than the smallest amount we would regularly issue on the plan you want, we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to.

If this contract has a benefit for waiving premiums in the event of the Insuredos total disability, we will include a waiver benefit in the new contract if its premium period runs to at least the Insured's attained age 85 and if we would include a waiver benefit in other contracts like the new one.

We will not deny a waiver benefit that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because total disability started before the contract date of the new contract. But any premium to be waived or paid for disability under the new contract must be on the monthly mode, unless we agree otherwise. We will not waive or pay any premium under the new contract unless it has a waiver benefit, even if we have waived premiums under this contract due to the Insuredos total disability.

Any waiver benefit in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In any of these paragraphs, when we refer to other contracts, we mean contracts we would regularly issue on the same plan as the new contract and for the same rating class, amount, issue age and sex.

CHANGES

You may be able to have this benefit changed to a new contract of life insurance other than in accordance with the requirements for conversion that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

AL 130 B--96

TERMINATION OF BENEFIT

This benefit will end on the earliest of:

1.   the end of its term period;

2.   the end of the last day of the grace if the contract is in default; it will not continue if either extended insurance or reduced paid-up insurance takes effect;

3.   the end of the last day before the contract date of any other contract to which the benefit is converted or changed;

4.   the date the contract is surrendered under its Cash Value Option; and

5.   the date the contract ends for any other reason.

Further, if you ask us in a form that meets our needs, we will cancel the benefit as of the first monthly date on or after the date we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

THIS SUPPLEMENTARY BENEFIT RIDER ATTACHED TO THIS CONTRACT ON THE CONTRACT DATE.

The Prudential Insurance Company of America.

                                               By /s/ SPECIMEN
                                                  --------------------------
                                                         Secretary

 AL 130 B--96

EXHIBIT 26(d)(vii)

RIDER FOR INTERIM TERM INSURANCE BENEFIT

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay the beneficiary an amount under this benefit if we receive due proof that the Insured died on or after the date of the benefit but before the contract date. But our payment is subject to the provisions of the benefit and of the rest of this contract. The amount of the benefit is equal to the amount of insurance provided by the contract on the contract date. We show the contract date and the date of the benefit on the contract data pages.

CHANGES IN CONTRACT PROVISIONS

     This contract has a Suicide Exclusion and an Incontestability provision. In each of them, we refer to a period of time that extends from the issue date. But for each of them we will count the time from the date of this benefit, not from the issue date.

     This contract might have a benefit for the payment of scheduled premiums by us in the event of disability; it might have one that provides accidental death coverage. If so, we might refer in either or both of those benefits to the contract date. But we will use the date of this benefit, not the contract date.

     The first scheduled contract premium is due on the contract date. We will grant 31 days of grace for paying it. This will be so even though we state otherwise under Grace Period.

     Except for the changes we describe above, all the provisions of this contract will be in effect on and after the contract date if the Insured is then living, as if the contract did not have this benefit. The benefit will not make any dividend or any contract value that may be provided by the contract available any sooner.

BENEFIT PREMIUM

     We show the premium for this benefit on the contract data pages. This premium is to be paid on or before the date of the benefit. It is not the scheduled premium for the contract. Neither the benefit nor the premium for it provides any insurance, or changes premiums payable, on or after the contract date.

PREMIUM ADJUSTMENT

     The Insured might die before the contract date. If so, we will return that part of the premium for this benefit that is more than was needed to pay for the benefit through the date of death. We will add the amount we return to the amount we would otherwise pay under the benefit.

This Supplementary Benefit rider attached to this contract on the Contract Date.

     The Prudential Insurance Company of America,

     By /s/ ISABELLE L. KIRCHNER
        -------------------------------
            Secretary

AL 160B

EXHIBIT 26(d)(viii)

RIDER FOR OPTION TO PURCHASE ADDITIONAL INSURANCE ON LIFE OF INSURED

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     You have the right under this benefit to buy more insurance on the Insured's life. You may do this for certain normal option dates and advance option dates, as we explain below. You will not have to prove that the Insured is insurable. We will provide term insurance for a period before any advance option dates as we state under Term Insurance below. But these promises are subiect to all the provisions of the benefit and of the rest of this contract.

NORMAL OPTION DATES

     These are the anniversaries of this contract on which the Insured's attained age is 25, 28, 31, 34, 37, 40, 43, 46, 49 and 52.

     You may buy a new contract for each normal option date if these four statements apply: (1) You have not used your right for that date by buying a new contract on an advance option date (we explain this below). (2) The Insured signs an application for the new contract, and you sign it, too, if you are not the Insured. (3) We receive the application and the first premium, less the premium credit that we describe below, at our Home Office not more than 31 days after the normal option date. (4) On the normal option date, or, if later, the date we receive the application, the Insured is living and this contract is in force and not in default past its days of grace. The new contract will take effect on the later of those two dates. That date will be its contract date.

     Your right to buy the new contract will end on the 31st day after the normal option date. But this will not change your right to buy a new contract for any later normal or advance option date.

ADVANCE OPTION DATES

     Except as we state in the next paragraph, an advance option date is the date three months after any of these events:

     1. The Insured's marriage.

     2. While the Insured is living, the birth of a live child of the Insured for whom the Insured accepts legal responsibility.

     3. The Insured's legal adoption of a child.

     But the event must take place: (1) on or after the later of the date of this contract and the date of Part 1 of its application; and (2) not later than the date that is one month before the contract anniversary on which the Insured's attained age is 52. If the event takes place less than three months before that anniversary, the related advance option date will be that anniversary and not the date three months after the event.

     You may buy a new contract for each advance option date if these four statements apply: (1) The Insured signs an application for the new contract, and you sign it, too, if you are not the Insured. (2) We receive the application and the first premium, less the premium credit that we describe below, at our Home Office not later than the advance option date. (3) The Insured is living on the advance option date. (4) This contract is in force on that date and not in default past its days of grace. The new contract will take effect on the advance option date. That will be its contract date.

     Your right to buy the new contract will end on the advance option date, But this will not change your right to buy a new contract for any later normal or advance option date.

     Each time you buy a new contract for an advance option date, you will have used your right to buy a new contract for the next normal option date, if any, for which you could otherwise have bought one. But even if you have used your right to buy for all normal option dates, advance option dates may still occur as we state above. If we let you combine two or more new contracts you can buy under this benefit into one, you will use your right to buy new contracts for the same number of future normal option dates as if the new contracts had not been combined.

AL 140B

TERM INSURANCE

     For each event that gives rise to an advance option date, we will automatically provide term insurance on the Insured's life, as long as this contract is in force. Its amount will be the option amount. We will pay that amount if the Insured dies on or after the date of the event but before: (1) the advance option date; or (2) the date this benefit ends, if sooner. We will include it in the proceeds of this contract. But if this contract limits or excludes war or aviation risks, the term insurance will limit or exclude them in the same way.

CONTRACT SPECIFICATIONS

     The new contract you buy for a normal option date or advance option date will be in the same rating class as this contract.

     If this contract limits or excludes war or aviation risks, we have the right to limit or exclude them in the new contract. too. If we do so, the provision in the new contract will be the same one that we put in other contracts like the new one on its contract date. We will set the issue age and the premiums for the new contract in accord with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex.  But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the Insured; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount you ask for in your request. But except as we state below, that amount must be an amount we would regularly issue for the plan you choose. And it cannot be less than $10,000 or more than the option amount for this benefit which we show on the contract data pages. The face amount you want might be less than the smallest amount we would regularly issue on the plan you wish. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

     If: (1) the new contract is either on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan; (2) this contract has a benefit for waiving or paving premiums in the event of disability; and (3) we would include that kind of benefit in other contracts like the new contract, we will put that kind of benefit in the new contract, as we state in General below.

     We will not deny a benefit for waiving or paying premiums that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because disability started before the contract date of the new contract. But any premium to be waived or paid for that disability under the new contract must be at the frequency that was in effect for this contract when the disability started.

     We will not waive or pay any premium under the new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

     If this contract has an accidental death benefit, or an accidental death and dismemberment benefit, and we would regularly issue contracts like the new contract with that benefit, we will put that kind of benefit in the new contract, as we state in General below. But: (1) you must ask for it when you apply for the new contract; and (2) the amount of any accidental death benefit in the new contract will not be more than the face amount of the new contract.

     General: Any benefit for waiving or paying premiums in event of disability and any accidental death benefit or accidental death and dismemberment benefit in the new contract will be the same one that we put in other contracts like it on its contract date. In any of these paragraphs, when we use the phrases other contracts like it and other contracts like the new contract, we mean contracts we would regularly issue on the same plan and for the same rating class, amount, issue age and sex.

AL 140B

CHANGES

     On a normal or advance option date you may be able to buv a new contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements that we state above. Or you may be able to use the option to increase the amount of insurance under this contract. But either may be done only if we consent, and will be subject to conditions and charges that are then determined.

PREMIUM CREDIT

     We will allow a premium credit on the first premium for the new contract.  The credit will be at least $1 for each full Sl,000 of face amount of the new contract. If: (l) the new contract calls for premiums to be paid more often than annually; and (2) the credit would be more than that first premium, you may choose to have premiums paid less often to get the full credit.

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund. The premiums for this benefit stop on the contract anniversary on which the Insured's attained age is 52.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages. The charges for this benefit stop on the contract anniversary on which the Insured's attained age is 52.

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the 31st day after the contract anniversary on which the Insured's attained age is 52;

     3. the date the contract is surrendered under its Cash Value Option, if it has one; and

     4. the date the contract ends for any other reason.

     Further, if you ask us in writing, and we agree, we will cancel the benefit as of the first monthly date on or after which we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date.

     The Prudential Insurance Company of America.

     By /s/ [SPECIMEN]
            Secretary

EXHIBIT 26(d)(ix)

RIDER FOR TERM INSURANCE BENEFIT ON LIFE OF
INSURED SPOUSE--DECREASING AMOUNT

This benefit is a part of this contract only if it is listed on a contract data page.

BENEFIT

We will pay an amount under this benefit if we receive due proof that the insured spouse died: (1) in the term period for the benefit; and (2) while this contract is in force and not in default past the last day of the grace period.  But our payment is subject to all the provisions of this rider and of the rest of this contract. The phrase insured spouse means the Insured's spouse named in the application for this contract.

We show the Initial Amount of this benefit on a contract data page. We also show the term period for the benefit there. The term period starts on the contract date. The anniversary at the end of the term period is part of that period.

AMOUNTS PAYABLE

The amount we will pay depends on when the death of the insured spouse occurs.  In the Table of Amounts of Insurance on a contract data page we show the amount we will pay if death occurs in a given contract year.

BENEFIT PREMIUMS AND CHARGES

We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund. The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the contract fund.

Benefit premiums and monthly charges stop on the earliest of: (1) the death of the Insured, (2) the death of the insured spouse, and (3) the anniversary at the end of the term period.

PAID-UP INSURANCE

PAID-UP INSURANCE ON LIFE OF INSURED SPOUSE

If the Insured dies in the term period for this benefit while this contract is in force and not in default past the last day of the grace period and while the insured spouse is living, the insurance on the life of the insured spouse under the benefit will become paid-up term insurance. While the paid-up insurance is in effect, the contract will remain in force until the end of the term period for this benefit. The paid-up insurance will have cash values but no loan value.

If this benefit becomes paid-up, it may be surrendered for its net cash value. This will be the net value on the date of surrender of the paid-up insurance plus any dividend credits. But, within 30 days after a contract anniversary, the net cash value will not be less than it was on that anniversary. We base this net cash value on the insured spouse's age and sex. The insured spouse's age at any time will be his or her age last birthday on the contract date plus the length of time since that date. We use the Commissioners 1980 Standard Ordinary Mortality Table. We use continuous functions based on age last birthday. We use an effective interest rate of 4% a year.

We will usually pay any cash value promptly. But we have the right to postpone paying it for up to six months. If we do so for more than 30 days, we will pay interest at the rate of 3% a year.

AL 181 B--96

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

While the Insured is living, you may convert this benefit to a new contract of life insurance on the life of the insured spouse. You will not have to prove that the insured spouse is insurable.

CONDITIONS

You must ask for the conversion in a form that meets our needs, while this contract is in force and not in default past the last day of the grace period, and at least five years before the end of the term period for this benefit.

The new contract will not take effect unless the premium for it is paid while the insured spouse is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that the new contract took effect on its contract date and that this benefit ended just before that date.

PREMIUM CREDIT

If we receive your request for conversion before the fifth anniversary of this contract, we will allow a premium credit. Upon conversion to a new contract with scheduled premiums, we will allow a credit, as described below, on each premium that is due or scheduled for payment during the first year of the new contract.  Upon conversion to a new contract without scheduled premiums, we will allow a credit as of the contract date provided you pay any required minimum initial premium for the new contract.

If this benefit has been in force for at least one year on the contract date of the new contract, we will allow the full credit described below. If this benefit has been in force for less than one year as of that date, the credit will be reduced on a pro-rata basis taking into consideration the portion of a year for which this benefit has then been in force.

The full credit is equal to the premiums for the term insurance being converted that were due, on the premium mode in effect at the time of conversion, during the twelve months preceding the date of the new contract. Extra premiums or charges for extra risks or extra benefits other than a waiver benefit are not considered in determining this credit.

If the new contract has scheduled premiums, we will reduce each premium due or scheduled for payment in the first year of the new contract to consider either the full or reduced credit, as appropriate. If more than one premium is due or scheduled for payment, we will apportion any credit between them. If the new contract does not have scheduled premiums, we will pay either the full or reduced credit, as appropriate, into the new contract as of the contract date provided you pay any required minimum initial premium for the new contract.

CONTRACT DATE

If this contract is not in default, you may choose any contract date for the new contract that is not more than 31 days after nor more than 31 days before the date we receive your request, and not less than five years before the end of the term period for this benefit. If this contract is in default but not past the last day of the grace period, the contract date for the new contract will be the date on which this contract went into default.

CONTRACT SPECIFICATIONS

The new contract will be in the rating class we show for this benefit on a contract data page. We will set the issue age, premiums and charges for the new contract in accordance with our regular rules in use on its contract date.

Except as we state in the next sentence, the new contract may be any life or endowment policy we regularly issue on its contract date for the same rating class, amount, issue age and sex. It may not be: a single-premium contract; one that insures anyone in addition to the Insured; one that includes or provides for term insurance, other than extended insurance; one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or one with any benefit other than the basic insurance benefit and the waiver benefit we refer to below. A waiver benefit may either waive or pay premiums in the event of the Insured's total disability.

The basic amount of the new contract may be any amount you ask for as long as it is at least $10,000 and not more than 80% of the amount we would have paid under this benefit if the Insured had died just before the contract date of the new contract. (Since $10,000 is 80% of $12,500, the amount we would have paid must be at least $12,500 for conversion to be possible.) If the amount you want is smaller than the smallest amount we would regularly issue on the plan you want, we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to.

AL 181 B--96

Even though this contract does not have a waiver benefit on the life of an insured spouse, we will include a waiver benefit in the new contract if its premium period runs to at least the Insured's attained age 85 and if we would include a waiver benefit in other contracts like the new one.

We will not waive or pay any premium under the new contract unless it has a waiver benefit, even if we have waived premiums under this contract due to the Insuredos total disability. And we will not waive or pay any premium under the new contract unless the disability started on or after its contract date.

Any waiver benefit in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In any of these paragraphs, when we refer to other contracts, we mean contracts we would regularly issue on the same plan as the new contract and for the same rating class, amount, issue age and sex.

MISCELLANEOUS

CHANGES

You may be able to have this benefit changed to a new contract of life insurance other than in accordance with the requirements for conversion that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

OWNERSHIP

While any insurance under this benefit is in force after the Insured's death, the insured spouse will be the owner of the contract and will be entitled to any contract benefit and value and the exercise of any right and privilege granted by the contract or by us. But any insurance payable upon the Insured's death will be payable to the beneficiary for that insurance.

BENEFICIARY

The word beneficiary where we use it in this contract without qualification means the beneficiary for insurance payable upon the death of the Insured.

On the contract date, unless we issue the contract with an endorsement that states otherwise, the beneficiary for insurance payable upon the death of the insured spouse will be the Insured if living, otherwise the estate of the insured spouse.

You may change the beneficiary for insurance payable upon the death of the insured spouse. The request must be in a form that meets our needs. It will take effect only when we file it; this will be after you send us the contract, if we require it to issue an endorsement. Then any previous beneficiary's interest in such insurance will end as of the date of the request. It will end then even if the insured spouse is not living when we file the request. Any beneficiary's interest is subject to the rights of any assignee we know of.

When a beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated.

MISSTATEMENT OF AGE OR SEX

If the insured spouse's stated age or sex or both are not correct, we will change each benefit and any amount payable to what the premium would have bought for the correct age and sex.

The Schedule of Premiums may show that premiums change or stop on a certain date. We may have used that date because the insured spouse would attain a certain age on that date. If we find that the issue age for the insured spouse was wrong, we will correct that date.

SUICIDE EXCLUSION

If the insured spouse, whether sane or insane, dies by suicide within the period which we state in the Suicide Exclusion under Death Benefits provision, we will not pay the amount we describe under Benefit above. Instead, we will pay no more than the sum of the premiums paid for this benefit. We will make that payment in one sum.

REINSTATEMENT

If this contract is reinstated, it will not include the insurance that we provide under this benefit on the life of the insured spouse unless you prove to us that the insured spouse is insurable for the benefit.

INCONTESTABILITY

Except for non-payment of premium, we will not contest this benefit after it has been in force during the insured spouse's lifetime for two years from the issue date.

AL 181 B--96

                             TERMINATION OF BENEFIT

This benefit will end on the earliest of:

1.   the end of the last day of the grace period if the contract is in default;
     it will not continue if either extended insurance or reduced paid-up insurance takes effect;

2.   the end of the last day before the contract date of any other contract to which the benefit is converted or changed;

3.   the date the contract is surrendered under its Cash Value Option, or the paid-up insurance, if any, under the benefit is surrendered;

4.   the end of its term period; and

5.   the date the contract ends for any other reason.

Further, if you ask us in a form that meets our needs, we will cancel the benefit as of the first monthly date on or after the date we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

THIS SUPPLEMENTARY BENEFIT RIDER ATTACHED TO THIS CONTRACT ON THE CONTRACT DATE.

The Prudential Insurance Company of America

                                               By /s/ SPECIMEN
                                                  --------------------------
                                                         Secretary

AL 181 B--96

EXHIBIT 26(d)(x)

RIDER FOR LEVEL TERM INSURANCE BENEFIT ON DEPENDENT CHILDREN

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that a dependent child died: (1) before the term insurance provided by the benefit on his or her life ends; and (2) while this contract is in force and not in default past the last day of the grace period. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     The phrase dependent child means the insured's child, stepchild or legally adopted child who: (1) has reached the 15th day of life; and (2) has not reached the first contract anniversary after his or her 25th birthday; and either (3) is named in the application for this contract and on the date of the application has not reached his or her 18th birthday; or (4) is acquired by the Insured after the date of the application but before the child's 18th birthday.

     We show the amount of term insurance under this benefit on the contract data pages. The insurance on each dependent child's life will end on the earlier of: (1) the end of the day before the first contract anniversary after the child's 25th birthday; and (2) the end of the day before the first contract anniversary after the Insured's 65th birthday.

PAID-UP INSURANCE

PAID-UP INSURANCE ON DEPENDENT CHILDREN

     The Insured might die while this contract is in force and not in default past the last day of the grace period. In this case, any term insurance provided by this benefit on a dependent child's life will become paid-up term insurance.  While this paid-up insurance is in effect, the contract will remain in force.  The paid-up insurance will have cash values but no loan value.

     If this benefit becomes paid-up, it may be surrendered for its net cash value. This will be the net value on the date of surrender of the paid-up insurance. But, within 30 days after a contract anniversary, the net cash value will not be less than it was on that anniversary. To compute this net cash value, we use the Commissioners 1980 Standard Ordinary Mortality Table. We use continuous functions based on age last birthday. We use an effective interest rate of 4% a year.

     We will usually pay any cash value promptly. But we have the right to postpone paying it for up to six months. If we do so for more than 30 days, we will pay interest at the rate of 3% a year. If we are asked for the values which apply, we will furnish them.

CONVERSION OF INSURANCE ON DEPENDENT CHILDREN

RIGHT TO CONVERT

     If the insurance on a dependent child ends as we state in the last paragraph under benefit above, that child may be able to obtain a new contract of life insurance on his or her life. It will not be necessary to prove that the child is insurable.

CONDITIONS

The right to obtain a new contract is subject to all these conditions: (1) The insurance on the child must end while this contract is in force and not in default past the last day of the grace period. (2) The amount of the new contract must meet the minimum as we describe under Contract Specifications. (3) We must have a written application for the new contract at our Home Office no later than the date the insurance on the child ends.

AL 182B

     The new contract will not take effect unless the premium for it is paid while the child is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that the insurance under the new contract took effect on its contract date.

CONTRACT DATE

     The date of the new contract will be the day after the date the insurance on the dependent child ends.

CONTRACT SPECIFICATIONS

The new contract will be in the standard rating class. We will set the issue age and the premiums for the new contract in accord with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex. But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the child; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount asked for in the application. But, except as we state below, that amount must be an amount we would regularly issue for the plan chosen. And it cannot be less than $5,000 or more than five times the amount of insurance on the child's life under this benefit. The face amount asked for might be less than the smallest amount we would regularly issue on the plan requested. In that case we will issue a new contract for as low as $5.000 on the Life Paid Up at Age 85 plan (Life Paid Up at Age 65 plan if the issue age for the new contract is less than 15 years) if we are asked to do so.

     If: (1) the new contract is on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan; or (2) the new contract is on the Life Paid Up at Age 65 plan because the issue age for it is less than 15 years; and (3) we would include in other contracts like the new contract a benefit for waiving or paying premiums in the event of disability of the person insured, here is what we will do. Even though this contract does not have that benefit on the life of that child, we will put it in a new contract on his or her life. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we use the phrases other contracts like it and other contracts like the new contract, we mean contracts we would regularly issue on the same plan and for the same rating class, amount, issue age and sex.

     We will not waive or pay any premium under a new contract unless the disability started on or after its contract date. And we will not waive or pay any premium under a new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

CHANGES

     If the insurance on a dependent child ends as we state in the last paragraph under benefit above, that child may be able to obtain a new contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements we state in this form. But this kind of change may be made only if we consent, and will be subject to conditions and charges that are then determined.

MISCELLANEOUS PROVISIONS

BENEFICIARY

     The word beneficiary where we use it in this contract without qualification means the beneficiary for insurance payable upon the death of the Insured.

     Unless we endorse this contract to say otherwise, these two statements will apply: (1) The beneficiary for insurance payable upon the death of a dependent child will be the Insured if living, otherwise the beneficiary for this insurance named in the application. (2) If no such beneficiary is living when insurance under this benefit becomes payable we will make the payment in one sum to the estate of the later to die of the insured and such beneficiary.

AL 182B

     The beneficiary for insurance payable upon the death of a dependent child may be changed. The request must be in writing and in a form that meets our needs. It will take effect only when we file it at our Home Office; this will be after the contract is sent to us to be endorsed, if we ask for it. Then any previous beneficiary's interest in such insurance will end as of the date of the request. It will end then even if the child is not living when we file the request. Any beneficiary's interest is subject to the rights of any assignee of whom we know. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

REINSTATEMENT

     If this contract is reinstated, it will not include the insurance that we provide under this benefit on the dependent children unless you give us any facts we need to satisfy us that each child who is to be insured on or within 15 days after the date of reinstatement is insurable for the benefit. If you do not give us the facts we need for any child, the benefit may be reinstated if all the other conditions are met to reinstate the contract. But you must send the contract to us to be endorsed to show that the child is not insured under the benefit.

CONTRACT VALUE OPTIONS

     If this contract has a Contract Value Options provision, it will apply only during the Insured's lifetime. Any extended or reduced paid-up insurance that may be described there is on the life of the Insured only.

CONTRACT LOANS

     If this contract has a Loans provision. we will not consider any contract debt when we determine the amount payable, if any, at the death of a dependent child.

INCONTESTABILITY

     Except for non-payment of premium, we will not contest this benefit with respect to the insurance on any dependent child's life after it has been in force during the child's lifetime for two years from the issue date.

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and monthly charges stop on the earlier of the death of the Insured and the first contract anniversary after the Insured's 65th birthday.

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default, it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the end of the day before the first contract anniversary after the Insured's 65th birthday;

     3. the date the contract is surrendered under its Cash Value Option, if it has one, or the paid-up insurance, if any, under the benefit is surrendered; and

     4. the date the contract ends for any other reason.

     Further, if you ask us in writing in the premium period, and we agree, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date

The Prudential Insurance Company of America,

 By  /s/ ISABELLE L. KIRCHNER
     --------------------------
             Secrerary
AL 182B

EXHIBIT 26(d)(xi)

RIDER FOR LEVEL TERM INSURANCE BENEFIT ON DEPENDENT CHILDREN – From Conversions

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that a dependent child died: (1) before the term insurance provided by the benefit on his or her life ends; and (2) while this contract is in force and not in default past the last day of the grace period. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     The phrase dependent child means the Insured's child, stepchild or legally adopted child who: (1) has reached the 15th day of life; and (2) has not reached the first contract anniversary after his or her 25th birthday; and either (3) just before the contract date of this contract was insured under the earlier contract from which this contract was exchanged or changed; or (4) is acquired by the Insured on or after the date of this contract but before the child's 18th birthday.

     We show the amount of term insurance under this benefit on the contract data pages. The insurance on each dependent child's life will end on the earlier of: (1) the end of the day before the first contract anniversary after the child's 25th birthday; and (2) the end of the day before the first contract anniversary after the Insured's 65th birthday.

PAID-UP INSURANCE

PAID-UP INSURANCE ON DEPENDENT CHILDREN

     The Insured might die while this contract is in force and not in default past the last day of the grace period. In this case, any term insurance provided by this benefit on a dependent child's life will become paid-up term insurance.  While this paid-up insurance is in effect, the contract will remain in force.  The paid-up insurance will have cash values but no loan value.

     If this benefit becomes paid-up, it may be surrendered for its net cash value. This will be the net value on the date of surrender of the paid-up insurance. But, within 30 days after a contract anniversary, the net cash value will not be less than it was on that anniversary. To compute this net cash value, we use the Commissioners 1980 Standard Ordinary Mortality Table. We use continuous functions based on age last birthday. We use an effective interest rate of 4% a year.

     We will usually pay any cash value promptly. But we have the right to postpone paying it for up to six months. If we do so for more than 30 days, we will pay interest at the rate of 3% a year. If we are asked for the values which apply, we will furnish them.

CONVERSION OF INSURANCE ON DEPENDENT CHILDREN

RIGHT TO CONVERT

     If the insurance on a dependent child ends as we state in the last paragraph under benefit above, that child may be able to obtain a new contract of life insurance on his or her life. It will not be necessary to prove that the child is insurable.

CONDITIONS

     The right to obtain a new contract is subject to all these conditions: (1) The insurance on the child must end while this contract is in force and not in default past the last day of the grace period. (2) The amount of the new contract must meet the minimum as we describe under Contract Specifications. (3) We must have a written application for the new contract at our Home Office no later than the date the insurance on the child ends.

AL 184B

     The new contract will not take effect unless the premium for it is paid while the child is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that the insurance under the new contract took effect on its contract date.

CONTRACT DATE

     The date of the new contract will be the day after the date the insurance on the dependent child ends.

CONTRACT SPECIFICATIONS

     The new contract will be in the standard rating class. We will set the issue age and the premiums for the new contract in accord with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex.  But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the child; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount asked for in the application. But, except as we state below, that amount must be an amount we would regularly issue for the plan chosen. And it cannot be less than $5,000 or more than five times the amount of insurance on the child's life under this benefit. The face amount asked for might be less than the smallest amount we would regularly issue on the plan requested. In that case we will issue a new contract for as low as $5,000 on the Life Paid Up at Age 85 plan (Life Paid Up at Age 65 plan if the issue age for the new contract is less than 15 years) if we are asked to do so.

     If: (1) the new contract is on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan; or (2) the new contract is on the Life Paid Up at Age 65 plan because the issue age for it is less than 15 years; and (3) we would include in other contracts like the new contract a benefit for waiving or paying premiums in the event of disability of the person insured, here is what we will do. Even though this contract does not have that benefit on the life of that child, we will put it in a new contract on his or her life. The benefit, If any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we use the phrases other contracts like it and other contracts like the new contract, we mean contracts we would regularly issue on the same plan and for the same rating class, amount, issue age and sex.

     We will not waive or pay any premium under a new contract unless the disability started on or after its contract date. And we will not waive or pay any premium under a new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

CHANGES

     If the insurance on a dependent child ends as we state in the last paragraph under benefit above, that child may be able to obtain a new contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements we state in this form. But this kind of change may be made only if we consent, and will be subject to conditions and charges that are then determined.

MISCELLANEOUS PROVISIONS

BENEFICIARY

     The word beneficiary where we use it in this contract without qualification means the beneficiary for insurance payable upon the death of the Insured.

     Unless we endorse this contract to say otherwise, these two statements will apply: (1) The beneficiary for insurance payable upon the death of a dependent child will be the Insured if living, otherwise the beneficiary for insurance payable upon the death of the Insured. (2) If no such beneficiary is living when insurance under this benefit becomes payable, we will make the payment in one sum to the estate of the later to die of the Insured and such beneficiary.

AL 184B

     The beneficiary for insurance payable upon the death of a dependent child may be changed. The request must be in writing and in a form that meets our needs. It will take effect only when we file it at our Home Office; this will be after the contract is sent to us to be endorsed, if we ask for it. Then any previous beneficiary's interest in such insurance will end as of the date of the request. It will end then even if the child is not living when we file the request. Any beneficiary's interest is subject to the rights of any assignee of whom we know. When a beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated.

REINSTATEMENT

     If this contract Is reinstated, it will not include the insurance that we provide under this benefit on the dependent children unless you give us any facts we need to satisfy us that each child who is to be insured on or within 15 days after the date of reinstatement is insurable for the benefit. If you do not give us the facts we need for any child, the benefit may be reinstated if all the other conditions are met to reinstate the contract. But you must send the contract to us to be endorsed to show that the child is not insured under the benefit.

CONTRACT VALUE OPTIONS

     If this contract has a Contract Value Options provision, it will apply only during the Insured's lifetime. Any extended or reduced paid-up insurance that may be described there is on the life of the Insured only.

CONTRACT LOANS

     If this contract has a Loans provision, we will not consider any contract debt when we determine the amount payable, if any, at the death of a dependent child.

INCONTESTABILITY

     Except for non-payment of premium, we will not contest this benefit with respect to the insurance on any dependent child's life after it has been in force during the child's lifetime for two years from: (1) the date the level term insurance benefit on dependent children began under the earliest contract; or, if later, (2) the date of any rider that added the child for coverage under any such earlier contract. But, in any case, if there was a later reinstatement of any such earlier contract, then the two years will start on the date of the most recent reinstatement.

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit under Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and monthly charges stop on the earlier of the death of the Insured and the first contract anniversary after the Insured's 65th birthday.

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the end of the day before the first contract anniversary after the Insured's 65th birthday;

     3. the date the contract is surrendered under its Cash Value Option, if it has one, or the paid-up insurance, if any, under the benefit is surrendered; and

     4. the date the contract ends for any other reason.

     Further, if you ask us in writing in the premium period, and we agree, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
          Secretary

AL 184B

EXHIBIT 26(d)(xii)

RIDER FOR LEVEL TERM INSURANCE BENEFIT ON DEPENDENT CHILDREN

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that a dependent child died: (1) before the term insurance provided by the benefit on his or her life ends; and (2) while this contract is in force and not in default past the last day of the grace period. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     The phrase dependent child means the Insured's child, stepchild or legally adopted child who: (1) has reached the 15th day of life; and (2) has not reached the first contract anniversary after his or her 25th birthday; and either (3) is named in the application for change which is attached to and made a part of this contract, and on the date of the request has not reached his or her 18th birthday; or (4) is acquired by the Insured after the date of the request but before the child's 18th birthday.

     We show the amount of term insurance under this benefit on the contract data pages. The insurance on each dependent child's life will end on the earlier of: (1) the end of the day before the first contract anniversary after the child's 25th birthday; and (2) the end of the day before the first contract anniversary after the Insured's 65th birthday.

PAID-UP INSURANCE

PAID-UP INSURANCE ON DEPENDENT CHILDREN

     The Insured might die while this contract is in force and not in default past the last day of the grace period. In this case, any term insurance provided by this benefit on a dependent child's life will become paid-up term insurance.  While this paid-up insurance is in effect, the contract will remain in force.  The paid-up insurance will have cash values but no loan value.

     If this benefit becomes paid-up, it may be surrendered for its net cash value. This will be the net value on the date of surrender of the paid-up insurance. But, within 30 days after a contract anniversary, the net cash value will not be less than it was on that anniversary. To compute this net cash value, we use the Commissioners 1980 Standard Ordinary Mortality Table. We use continuous functions based on age last birthday. We use an effective interest rate of 4% a year.

     We will usually pay any cash value promptly. But we have the right to postpone paying it for up to six months. If we do so for more than 30 days, we will pay interest at the rate of 3% a year. If we are asked for the values which apply, we will furnish them.

CONVERSION OF INSURANCE ON DEPENDENT CHILDREN

RIGHT TO CONVERT

     If the insurance on a dependent child ends as we state in the last paragraph under benefit above, that child may be able to obtain a new contract of life insurance on his or her life. It will not be necessary to prove that the child is insurable.

CONDITIONS

     The right to obtain a new contract is subject to all these conditions: (1) The insurance on the child must end while this contract is in force and not in default past the last day of the grace period. (2) The amount of the new contract must meet the minimum as we describe under Contract Specifications. (3) We must have a written application for the new contract at our Home Office no later than the date the insurance on the child ends.

AL 185B

     The new contract will not take effect unless the premium for it is paid while the child is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that the insurance under the new contract took effect on its contract date.

CONTRACT DATE

     The date of the new contract will be the day after the date the insurance on the dependent child ends.

CONTRACT SPECIFICATIONS

     The new contract will be in the standard rating class. We will set the issue age and the premiums for the new contract in accord with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex.  But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the child; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount asked for in the application. But, except as we state below, that amount must be an amount we would regularly issue for the plan chosen. And it cannot be less than $5,000 or more than five times the amount of insurance on the child's life under this benefit. The face amount asked for might be less than the smallest amount we would regularly issue on the plan requested. In that case we will issue a new contract for as low as $5,000 on the Life Paid Up at Age 85 plan (Life Paid Up at Age 65 plan if the issue age for the new contract is less than 15 years) if we are asked to do so.

     If (1) the new contract is on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan; or (2) the new contract is on the Life Paid Up at Age 65 plan because the issue age for it is less than 15 years; and (3) we would include in other contracts like the new contract a benefit for waiving or paying premiums in the event of disability of the person insured, here is what we will do. Even though this contract does not have that benefit on the life of that child, we will put it in a new contract on his or her life. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we use the phrases other contracts like it and other contracts like the new contract, we mean contracts we would regularly issue on the same plan and for the same rating class, amount, issue age and sex.

     We will not waive or pay any premium under a new contract unless the disability started on or after its contract date. And we will not waive or pay any premium under a new contract unless it has a benefit for waiving or paying premiums in the event or disability. This will be so even if we have waived or paid premiums under this contract.

CHANGES

     If the insurance on a dependent child ends as we state in the last paragraph under benefit above, that child may be able to obtain a new contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements we state in this form. But this kind of change may be made only if we consent, and will be subject to conditions and charges that are then determined.

MISCELLANEOUS PROVISIONS

BENEFICIARY

     The word beneficiary where we use it in this contract without qualification means the beneficiary for insurance payable upon the death of the Insured.

     Unless we endorse this contract to say otherwise, the beneficiary for insurance payable upon the death of a dependent child will be the Insured if living, otherwise the estate of the Insured.

AL 185B

     The beneficiary for insurance payable upon the death of a dependent child may be changed. The request must be in writing and in a form that meets our needs, it will take effect only when we file it at our Home Office; this will be after the contract is sent to us to be endorsed, if we ask for it. Then any previous beneficiary's interest in such insurance will end as of the date of the request. It will end then even if the child is not living when we file the request. Any beneficiary's interest is supject to the rights of any assignee of whom we know. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

REINSTATEMENT

     If this contract is reinstated, it will not include the insurance that we provide under this benefit on the dependent children unless you give us any facts we need to satisfy us that each child who is to be insured on or within
15 days after the date of reinstatement is insurable for the benefit. If you do not give us the facts we need for any child, the benefit may be reinstated if all the other conditions are met to reinstate the contract. But you must send the contract to us to be endorsed to show that the child is not insured under the benefit.

CONTRACT VALUE OPTIONS

     If this contract has a Contract Value Options provision, it will apply only during the Insured's lifetime. Any extended or reduced paid-up insurance that may be described there is on the life of the Insured only.

CONTRACT LOANS

     If this contract has a Loans provision, we will not consider any contract debt when we determine the amount payable, if any, at the death of a dependent child.

INCONTESTABILITY

     Except for non-payment of premium, we will not contest this benefit with respect to the insurance on any dependent child's life after it has been in force during the child's lifetime for two years from the issue date.

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and monthly charges stop on the earlier of the death of the Insured and the first contract anniversary after the Insured's 65th birthday.

TERMINATION

     This benefit will end on the earliest of

          1. the end of the last day of grace if the contract is in default; it      will not continue if a benefit takes effect under any contract value options provision that may be in the contract:

          2. the end of the day before the first contract anniversary after the      Insured's 65th birthday:

          3. the date the contract is surrendered under its Cash Value Option,      if it has one, or the paid-up insurance, if any, under the benefit is surrendered; and

          4. the date the contract ends for any other reason.

     Further if you ask us in writing in the premium period, and we agree, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date.

     The Prudential Insurance Company of America.

By /s/ DOROTHY K. LIGHT
         Secretary

AL 185B

EXHIBIT 26(d)(xiii)

ENDORSEMENTS

(Only we can endorse this contract.)

     This endorsement is attached to and made a part of this contract on the contract date:

     In this contract, we use the phrase the insured spouse. When we do, we mean the Insured's spouse who is named for coverage in the request for change, even though we state otherwise in the contract. The request for change resulted in our issuing the contract; it is attached to and made a part of the contract.

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
       Secretary

ORD 86308--88

EXHIBIT 26(d)(xiv)
[PRUDENTIAL LOGO]

Insured                         Rider for Policy No.

     This contract was reinstated on the date of this rider. But we did not have the facts we needed to satisfy us that the child, ___________________________, whose date of birth is ____________________ was insurable. Therefore, that child will not be insured under this contract on or after the date of this rider. This will be so even though the contract or an application related to it may refer to the child. This will still be so if you apply to reinstate the contract again in the future and you then refer to the child.

Rider attached to and made a part of this contract

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
Secretary

Effective Date              Attest

ORD 86310--88

EXHIBIT 26(d)(xv)
[PRUDENTIAL LOGO]

Insured                                                                           Rider for Policy No.

MODIFICATION OF INSURED'S WAIVER OF PREMIUM BENEFIT PROVISION

     There is an impairment of the Insured's eyesight. If he or she becomes disabled as a result of the loss of eyesight, here is what will apply for that disability. We will not allow benefits under any benefit for waiving premiums in the event of disability in (1) this contract, or (2) any other contract on the Insured's life to which you change or for which you exchange this contract or any of its benefits.

Rider attached to and made a part of this contract on the Contract Date

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
       Secretary

ORD 86312--88

EXHIBIT 26(d)(xvi)
[PRUDENTIAL LOGO]

Insured                                                                                     Rider for Policy No.

TERMINATION OF BENEFIT

     We agree that the benefit _________________________, will end as of _______________________. Then all references in this contract to that benefit will no longer apply. The monthly charges for that benefit will not be deductible on or after that date.

Rider attached to and made a part of this contract

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
Secretary
ORD 86313--88
Date                           Attest

EXHIBIT 26(d)(xvii)
[PRUDENTIAL LOGO]

Insured                                                                                     Rider for Policy No.

- -------------------------------------------------------------------------------
VARIABLE REDUCED PAID-UP INSURANCE

     This contract is no longer in force on a premium paying basis. It is being kept in force as variable reduced paid-up insurance on the Insured's life, as we state under Contract Value Options in the contract.

     The new amount of insurance and its effective date are shown in the attached Table of Values. Unless otherwise stated in the table, any contract debt was deducted when we computed the net cash value that was used to provide the reduced paid-up insurance.

     The cash value of the variable reduced paid-up insurance will continue to vary according to the investment results in the separate account. There is no guaranteed minimum cash value under this option.

     The death benefit under this option may change from day to day, but it will never be less than the amount determined as of the day of default. The death benefit will increase if investment results are in excess of the assumed rate or mortality charges lower than the maximum rate. The death benefit will decrease if investment results are less than the assumed rate, but it will not decrease below the amount determined on the day of default.

     As of the effective date shown in the table each of these items no longer applies: (1) the Tabular Contract Fund Values and Tabular Cash Values shown on page 4 in the contract; (2) any supplementary benefits or other extra benefits that were made a part of the contract by rider or endorsement; and (3) any provisions of the contract that do not apply to the reduced paid-up insurance.

     If this contract is reinstated, the contract fund that applies upon reinstatement is as we state under Premium Payment and Reinstatement. The cash value and net cash value will be as we state under Contract Value Options.

     The attached table shows values at the ends of contract years. If we need to compute values at some time during a contract year, we will count the time since the start of the year. We will let you know the values for other durations if you ask for them.

Rider attached to and made a part of this contract

The Prudential Insurance Company of America

By  /s/  SPECIMEN
----------------------------
Secretary

Date                            Attest

ORD 86329--88

EXHIBIT 26(d)(xviii)
[PRUDENTIAL LOGO]
Insured                                                                Rider for Policy No.

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AVIATION RISK EXCLUSION

CONDITIONS OF EXCLUSION

     We will pay the limited payment we describe below, and not what we would otherwise pay, if: (1) the Insured dies as a result of travel by, or descent from, any aircraft; and (2) the Insured had any duties or acted in any capacity other than as a passenger at any time during the flight.

     But this exclusion will not apply if all these statements are true of the aircraft: (1) It has fixed wings and a permitted gross takeoff weight of at least 75,000 pounds. (2) It is operated by an air carrier that is certificated under the laws of the United States or Canada to carry passengers to or from places in those countries. (3) It is not being operated for any armed forces for training or other purposes.

     As used here, the word aircraft includes rocket craft or any other vehicle for flight in or beyond the earth's atmosphere.

LIMITED PAYMENT

     The limited payment will be: (1) the sum of the premiums that were paid for this contract minus any expense and insurance charges made for insurance coverage on persons other than the Insured, minus (2) any contract debt, minus (3) any withdrawals made under the contract. But if the reserve for the contract, when computed as we state under Reserves, is greater than the amount we describe here, the limited payment will be equal to the reserve. Also, the limited payment will never be more than we would have paid if this exclusion were not in the contract.

     The limited payment will be payable to the beneficiary for insurance otherwise payable upon the Insured's death.

REDUCED PAID-UP, EXTENDED AND OTHER INSURANCE ON THE INSURED'S LIFE

     This exclusion also applies to any reduced paid-up or extended insurance that might be in force under the Contract Value Options, if any. We will put the exclusion in any contract on the Insured's life to which you change, or for which you exchange, this contract or any of its benefits.

PAID-UP INSURANCE ON OTHER PERSONS

     This contract might include insurance on the life of someone other than the Insured. And it might have a provision that makes that insurance paid-up if the Insured dies. This exclusion will not affect any such provision.

EFFECT OF INCONTESTABILITY

     In any case where this exclusion applies, the Incontestability provision of this contract will not be deemed to make us pay more than as we state under
Limited Payment.

RESERVES

     We might have to compute a reserve to find the limited payment. If so, the reserve will be equal to the contract value on the date of the Insured's death less any contract debt adjusted for unearned loan interest.

Rider attached to and made a part of this contract

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
Secretary

Effective Date              Attest

ORD 86325--88

EXHIBIT 26(d)(xix)
[PRUDENTIAL LOGO]

Insured                                           Rider for Policy No.

- -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
MILITARY AVIATION RISK EXCLUSION

CONDITIONS OF EXCLUSION

     We will pay the limited payment we describe below, and not what we would otherwise pay, if: (1) the Insured dies as a result of travel by, or descent from, any aircraft operated by or for any armed forces; and (2) the Insured had any duties or acted in any capacity other than as a passenger at any time during the flight. As used here, the word aircraft includes rocket craft or any other vehicle for flight in or beyond the earth's atmosphere.

LIMITED PAYMENT

     The limited payment will be: (1) the sum of the premiums that were paid for this contract minus any expense and insurance charges made for insurance coverage on persons other than the Insured, minus (2) any contract debt, minus (3) any withdrawals made under the contract. But if the reserve for the contract, when computed as we state under Reserves, is greater than the amount we describe here, the limited payment will be equal to the reserve. Also, the limited payment will never be more than we would have paid if this exclusion were not in the contract.

     The limited payment will be payable to the beneficiary for insurance otherwise payable upon the Insured's death.

REDUCED PAID-UP, EXTENDED AND OTHER INSURANCE ON THE INSURED'S LIFE

     This exclusion also applies to any reduced paid-up or extended insurance that might be in force under the Contract Value Options, if any. We will put the exclusion in any contract on the Insured's life to which you change, or for which you exchange, this contract or any of its benefits.

PAID-UP INSURANCE ON OTHER PERSONS

     This contract might include insurance on the life of someone other than the Insured. And it might have a provision that makes that insurance paid-up if the Insured dies. This exclusion will not affect any such provision.

EFFECT OF INCONTESTABILITY

     In any case where this Exclusion applies, the Incontestability provision of this contract will not be deemed to make us pay more than as we state under Limited Payment.

RESERVES

     We might have to compute a reserve to find the limited payment. If so, the reserve will be equal to the contract value on the date of the Insured's death less any contract debt adjusted for unearned loan interest.

Rider attached to and made a part of this contract

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
Secretary

Effective Date              Attest

ORD 86326--88

EXHIBIT 26(d)(xx)
[PRUDENTIAL LOGO]

Insured                                                                                     Rider for Policy No.

- --------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
WAR RISK EXCLUSION

CONDITIONS OF EXCLUSION

     We will pay the limited payment we describe below, and not what we would otherwise pay, if the Insured's death results from any one or more of the following causes: (1) war; (2) any act of war; or (3) the special hazards due to service in the armed forces of any country(ies).

     But this exclusion will not apply unless all these conditions exist: (1) The cause of death occurs while the Insured is in the armed forces of any country(ies) at war. (2) The cause of death occurs while the Insured is outside the Home Areas. (3) The death occurs (a) outside the Home Areas, or (b) within six months after the Insured's return to the Home Areas while in such forces or within six months after the end of service in such forces, whichever is earlier.  As used here, the word war means declared or undeclared war and includes resistance to armed aggression. The phrase Home Areas means the fifty states of the United States of America, the District of Columbia, The Commonwealth of Puerto Rico, The Virgin Islands of the United States, or Canada.

LIMITED PAYMENT

     The limited payment will be: (1) the sum of the premiums that were paid for this contract minus any expense and insurance charges made for insurance coverage on persons other than the Insured, minus (2) any contract debt, minus (3) any withdrawals made under the contract. But if the reserve for the contract, when computed as we state under Reserves, is greater than the amount we describe here, the limited payment will be equal to the reserve. Also, the limited payment will never be more than we would have paid if this exclusion were not in the contract.

     The limited payment will be payable to the beneficiary for insurance otherwise payable upon the Insured's death.

REDUCED PAID-UP, EXTENDED AND OTHER INSURANCE ON THE INSURED'S LIFE

     This exclusion also applies to any reduced paid-up or extended insurance that might be in force under the Contract Value Options, if any. We will put the exclusion in any contract on the Insured's life to which you change, or for which you exchange, this contract or any of its benefits.

PAID-UP INSURANCE ON OTHER PERSONS

     This contract might include insurance on the life of someone other than the Insured. And it might have a provision that makes that insurance paid-up if the Insured dies. This exclusion will not affect any such provision.

EFFECT OF INCONTESTABILITY

     In any case where this exclusion applies, the Incontestability provision of this contract will not be deemed to make us pay more than as we state under Limited Payment.

RESERVES

     We might have to compute a reserve to find the limited payment. If so the reserve will be equal to tne contract value on the date of the Insured's death less any contract debt adjusted for unearned loan interest.

Rider attached to and made a part of this contract

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
Secretary

Attest

ORD 86327--88

EXHIBIT 26(d)(xxi)
[PRUDENTIAL LOGO]

Insured                                                                                     Rider for Policy No.

- -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

REDUCED PAID-UP INSURANCE

     This contract is no longer in force on a premium paying basis. It is being kept in force as reduced paid-up insurance on the Insured's life, as we state under Contract Value Options in the contract.

     The new amount of insurance and its effective date are shown in the attached Table of Values. Unless otherwise stated in the table, any contract debt was deducted when we computed the net cash value that was used to provide the reduced paid-up insurance.

     As of the effective date shown in the table each of these items no longer applies: (1) the Tablular Contract Fund Values and Tabular Cash Values shown on page 4 in the contract; (2) any supplementary benefits or other extra benefits that were made a part of the contract by rider or endorsement; (3) any of the provisions of the contract that apply to the varying of the insurance amount or cash value due to investment results in the separate account; and (4) any provisions of the contract that do not apply to the reduced paid-up insurance.

     If this contract is reinstated, the contract fund that applies upon reinstatement is as we state under Premium Payment and Reinstatement. The cash value and net cash value will be as we state under Contract Value Options.

     The attached table shows values at the ends of contract years. If we need to compute values at some time during a contract year, we will count the time since the start of the year. We will let you know the values for other durations if you ask for them.

Rider attached to and made a part of this contract

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
Secretary

Date                       Attest

ORD 86328--88

EXHIBIT 26(d)(xxii)

[PRUDENTIAL LOGO]

Insured                                                                                                Rider for Policy No.

OPTION TO EXCHANGE POLICY

PREMIUM

     We grant this option in consideration of payment now of an extra single premium of $XXX.XX. The Premium Adjustment provision of this contract will not apply to this premium.

RIGHT TO EXCHANGE

     You may be able to exchange this contract for a new contract of life insurance on the life of a new Insured.

EXCHANGE DATE

     The phrase exchange date means the date you choose in your request for the exchange. It may not be more than 31 days after the date of your request; it may not be a date on which this contract is in default.

CONDITIONS

     Your right to make this exchange is subject to all these conditions:

     1. The new Insured (a) was living on the contract date of this contract and (b) has not reached his or her 70th birthday as of the exchange date.

     2. You will apply to be the owner of the new contract.

     3. On the exchange date, we must not be waiving premiums under any benefit in this contract for waiving them in the event of disability.

     4. You must give us any facts we need to satisfy us that the new Insured is insurable for the new contract.

     5. You must satisfy us that you have an insurable interest in the new Insured's life.

     6. You must ask for the exchange and apply for the new contract in forms that meet our needs; the new Insured, as the person proposed for coverage, must join with you in signing the application.

     7. We must have your request, the application, this contract, and any payment required under Charge for Exchange and under Miscellaneous, at our Home Office within the 31 day period ending on the exchange date.

     The new contract will take effect on the exchange date only if we approve its issue and both the Insured and the new Insured are living on the exchange date. If the new contract takes effect, this contract will end just before the exchange date.

CONTRACT DATE

     The contract date of the new contract will be the same as the contract date of this one.

CONTRACT SPECIFICATIONS

     The new contract will be on the same plan as this contract if on the contract date we regularly issued contracts on this plan for the same rating class, amount, issue age, and sex as the new contract. If this plan is not available, the new contract may be on any plan we consent to or on the Life Paid Up at Age 85 plan.

     Its face amount will be the amount you ask for in the application. But that amount (1) must be an amount we regularly issued on its contract date, and (2) cannot be more than the face amount of this contract.

     We will set the new Insured's issue age in accord with our regular rules that were in use on the contract date of the new contract. We will base the premiums on the new Insured's age and sex. To compute the premiums, we will use: (1) our rates that were in use on the contract date of the new contract; and (2) the new Insured's rating class as of the exchange date.

     The new contract may not be one with extra benefits except as we state under Miscellaneous.

ORD 86306--88

     We will endorse the new contract to show that the period we state in its incontestability provision and in its Suicide Exclusion will start on the exchange date, not on the date of the new contract. The endorsement will also state how we will compute the amount to be paid under the new contract if (1) we have a legal basis for contesting it, or (2) deatn results from suicide in the stated period. We describe how we will compute that amount under Miscellaneous.

     In issuing the new contract, we have the right to limit or exclude any war and aviation risks, in accord with our rules in use on the exchange date.

CONTRACT FUND

     The contract fund of this contract will become the contract fund of the new contract. If this contract and the new contract have premium accounts, the premium account of this contract will become the premium account of the new contract.

CHARGE FOR EXCHANGE

     If the contract fund and premium account of the new contract are such that it would be in default on the exchange date, we will charge you a premium sufficient to bring it out of default.

SURRENDER CHARGES

     If the new contract is surrendered, we will determine its net cash value using the greater of the surrender charges that would apply under the old and new contracts.

MISCELLANEOUS

     The new contract may have supplementary benefits or other extra benefits only if we consent. If we consent, you must give us any facts we need to satisfy us that the new Insured is insurable for the benefit(s). And we must be paid any charge we may then require.

     If this contract has contract debt at the time of the exchange, the debt may be paid back or it may be transferred to the new contract. But if the debt would be more than the loan value of the new contract on the exchange date, the excess must be paid to us.

     To compute the amount to be paid under the new contract if (1) we have a legal basis for contesting it, or (2) death results from suicide in the stated period, here is what we will do. First, we will identify the part of the Contract Fund of the new contract that came from this contract on the exchange date. We will add to that the amount of the charge, if any, for the exchange and any premiums paid on the new contract and we will subtract any contract debt. If the new Insured is living we will make this computation as of the date of the new contract is ended. Otherwise we will do so as of the date of his or her death.

     The net cash value of the new contract as of the date of computation might be more than the amount determined above. If so, we will pay that value instead.

OTHER EXCHANGES

     You may be able to exchange this contract other than in accord with the requirements we state in this rider. But this may be done only if we consent, and will be subject to conditions and charges that are then determined.

Rider attached to and made a part of this contract

The Prudential Insurance Company of America,

By  /s/ DOROTHY K. LIGHT
Secretary

Effective Date                                                                           Attest

ORD 863O6--88

EXHIBIT 26(d)(xxiii)
ENDORSEMENTS

(Only we can endorse this contract.)

ALTERATION OF TEXT

     The provision of this policy entitled "Ownership and Control" is replaced at issue by the following:

OWNERSHIP AND CONTROL

     Unless we endorse this contract to say otherwise, while the Insured is living and less than 21 years of age the owner of the contract is the applicant for it. But if the applicant is not living the owner, except as we state below, is the beneficiary(ies) who at the time would be entitled to any proceeds arising from the Insured's death. If there is no such beneficiary at the time, the owner is the Insured. A beneficiary named by the Insured will not replace the Insured as owner.

     After the Insured is 21 years of age, the owner is the Insured.

     While the Insured is living the owner alone is entitled to any contract benefit and value, and to the exercise of any right and privilege granted by the contract or by us. This includes, but is not limited to, these rights: (1) to assign the contract; and (2) to change any subsequent owner. A request for such a change must be in writing to us at our Home Office and in a form that meets our needs. The change will take effect only when we endorse the contract to show it.

     If the owner is the Insured, but he or she (1) is not able, due to age, to exercise rights, and (2) has no legal guardian to do so, we have the right to let a person who appears to us to be responsible for the Insured's support or welfare, act for the Insured. We will not do so unless the action appears to us to be for the Insured's benefit.

The Prudential Insurance Company of America,

By  /s/  DOROTHY K. LIGHT
    --------------------------------
         Secretary

ORD 86309--88

EXHIBIT 26(d)(xxiv)

[The PRUDENTIAL LOGO]

Insured                       Rider for Policy No.

JOHN DOE                        xx   xxx xxx
---------------------------------------------------

     This contract is issued as a conversion from an earlier contract.

     The period we state under Incontestability in this contract will start on the issue date of the earlier contract. But if that contract was reinstated before the date of this contract, for each reinstatement we will have the right to use as a basis for a contest of this contract the statements that were made to us at the time. The period during which we will have that right will be the period we state under Incontestability in this contract; it will start on the date of the reinstatement.

     The period we state under Suicide Exclusion in this contract will start on the issue date of the earlier contract.

     Rider attached to and made a part of this contract on the Contract Date

The Prudential Insurance Company of America,

By  /s/  SPECIMEN
    --------------------------------
         Secretary

ORD 86311--81

EXHIBIT 26(d)(xxv)

ENDORSEMENTS

(Only we can endorse this contract.)

     Any reference, in any provision of this contract, to the sex of any person will be ignored except for the purpose of identification. For any settlement payable for the lifetime of one or more payees, the female rates we show in the contract will apply to both male and female payees.

     Not withstanding anything in this contract to the contrary, when the contract is in default, it will stay in force as reduced paid-up insurance.

BASIS OF COMPUTATION

MORTALITY TABLES DESCRIBED

     We base all net premiums and net values to which we refer in this contract on the Insured's issue age and on the length of time since the contract date. We use the Commissioners 1980 Standard Ordinary Non-Smokers Mortality Table B and continuous functions based on age last birthday.

INTEREST RATE

     For all net premiums and net values to which we refer in this contract we use an effective rate of 4% a year.

EXCLUSIONS

     When we compute net values, tabular values, and reduced paid-up insurance we exclude the value of any supplementary benefits and any other extra benefits added by rider to this contract.

VALUES AFTER 20 CONTRACT YEARS

     Tabular values not shown on page 4 will be computed using the standard nonforfeiture method and the mortality table and interest rate we describe above. We show the nonforfeiture factors in the contract data pages.

MINIMUM LEGAL VALUES

     The cash, loan and other values in this contract are at least as large as those set by law where it is delivered. Where required, we have given the insurance regulator a detailed statement of how we compute values and benefits.

The Prudential Insurance Company of America,

By  /s/  DOROTHY K. LIGHT
    --------------------------------
         Secretary

ORD 86303--88

EXHIBIT 26(d)(xxvi)

- ---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

ENDORSEMENTS

(Only we can endorse this contract.)

     Any reference, in any provision of this contract, to the sex of any person will be ignored except for the purpose of identification. For any settlement payable for the lifetime of one or more payees, the female rates we show in the contract will apply to both male and female payees.

     Not withstanding anything in this contract to the contrary, when the contract is in default, it will stay in force as reduced paid-up insurance.

BASIS OF COMPUTATION

MORTALITY TABLES DESCRIBED

     We base all net premiums and net values to which we refer in this contract on the Insured's issue age and an the length of time since the contract date. We use the Commissioners 1980 Standard Ordinary Smokers Mortality Table B and continuous functions based on age last birthday.

INTEREST RATE

     For all net premiums and net values to which we refer in this contract we use an effective rate of 4% a year.

EXCLUSIONS

     When we compute net values, tabular values, and reduced paid-up insurance we exclude the value of any supplementary benefits and any other extra benefits added by rider to this contract.

VALUES AFTER 20 CONTRACT YEARS

     Tabular values not shown on page 4 will be computed using the standard nonforfeiture method and the mortality table and interest rate we describe above. We show the nonforfeiture factors in the contract data pages.

MINIMUM LEGAL VALUES

     The cash, loan and other values in this contract are at least as large as those set by law where it is delivered. Where required, we have given the insurance regulator a detailed statement of how we compute values and benefits.

The Prudential Insurance Company of America,

By  /s/  A  B  C  D
    --------------------------------
Secretary

ORD 86304--88

EXHIBIT 26(d)(xxvii)

ENDORSEMENTS

(Only we can endorse this contract.)

VOTING RIGHTS

     We are a mutual life insurance company. Our principal Office is in Newark, New Jersey, and we are incorporated in that State. By law, we have 24 directors.  This includes 16 elected by our policyholders (four each year for four year terms), two of our Officers, and six public directors named by New Jersey's Chief Justice.

     The election is held on the first Tuesday in April from 10:00 A.M. to 2:00 P.M. in our Office at Prudential Plaza, Newark, N.J. After this contract has been in force for one year, you may vote either in person or by mail. We will send you a ballot if you ask for one. Just write to the Secretary at Prudential Plaza, Newark, New Jersey 07101, at least 60 days before the election date. By law, your request must show your name, address, policy number and date of birth.  Only individuals at least 18 years old may vote.

HOME OFFICE LOCATIONS

     When we use the term Home Office, we mean any of these Prudential Offices:

CORPORATE OFFICE, NEWARK, N.J.                                           NORTH CENTRAL HOME OFFICE,
MINNEAPOLIS, MINN.

EASTERN HOME OFFICE,                                                                SOUTH-CENTRAL HOME OFFICE,
FORT WASHINGTON, PA.                                                               JACKSONVILLE, FLA.

The Prudential Insurance Company of America,

By   /s/  SPECIMEN
    --------------------------------
         Secretary

COMB 86184--88

EXHIBIT 26(d)(xxviii)

ENDORSEMENTS

(Only we can endorse this contract.)

BASIS OF COMPUTATION

MORTALITY TABLES DESCRIBED

     Except as we state in the next paragraph, (1) we base all net premiums and net values to which we refer in this contract on the Insured's issue age and sex and on the length of time since the contract date; (2) we use the Commissioners 1980 Standard Ordinary Non-Smokers Mortality Table; and (3) we use continuous functions based on age last birthday.

     For extended insurance, we base net premiums and net values on the Commissioners 1980 Non-Smokers Extended Term Insurance Table.

INTEREST RATE

     For all net premiums and net values to which we refer in this contract we use an effective rate of 4% a year.

EXCLUSIONS

     When we compute net values, tabular values, reduced paid-up insurance and extended insurance, we exclude the value of any supplementary benefits and any other extra benefits added by rider to this contract.

VALUES AFTER 20 CONTRACT YEARS

     Tabular values not shown on page 4 will be computed using the standard nonforfeiture method and the mortality tables and interest rate we describe above. We show the nonforfeiture factors in the contract data pages.

MINIMUM LEGAL VALUES

     The cash, loan and other values in this contract are at least as large as these set by law where it is delivered. Where required, we have given the insurance regulator a detailed statement of how we compute values and benefits.

The Prudential Insurance Company of America,

By  /s/  DOROTHY K. LIGHT
    --------------------------------
         Secretary

ORD 86185--88

EXHIBIT 26(d)(xxix)

ENDORSEMENTS

(Only we can endorse this contract.)

BASIS OF COMPUTATION

MORTALITY TABLES DESCRIBED

     Except as we state in the next paragraph, (1) we base all net premiums and net values to which we refer in this contract on the Insured's issue age and sex and on the length of time since the contract date; (2) we use the Commissioners 1980 Standard Ordinary Smokers Mortality Table; and (3) we use continuous functions based on age last birthday.

     For extended insurance, we base net premiums and net values on the Commissioners 1980 Smokers Extended Term Insurance Table.

INTEREST RATE

     For all net premiums and net values to which we refer in this contract we use an effective rate of 4% a year.

EXCLUSIONS

     When we compute net values, tabular values, reduced paid-up insurance and extended insurance, we exclude the value of any supplementary benefits and any other extra benefits added by rider to this contract.

VALUES AFTER 20 CONTRACT YEARS

     Tabular values not shown on page 4 will be computed using the standard nonforfeiture method and the mortality tables and interest rate we describe above. We show the nonforfeiture factors in the contract data pages.

MINIMUM LEGAL VALUES

     The cash, loan and other values in this contract are at least as large as those set by law where it is delivered. Where required, we have given the insurance regulator a detailed statement of how we compute values and benefits.

The Prudential Insurance Company of America,

By  /s/  DOROTHY K. LIGHT
    --------------------------------
         Secretary

ORD 86203--88

EXHIBIT 26(d)(xxx)

RIDER FOR TERM INSURANCE BENEFIT ON LIFE OF
INSURED--DECREASING AMOUNT AFTER THREE YEARS

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period for the benefit; and (2) while this contract is in force and not in default beyond the last day of the grace period.  Any proceeds under this contract that may arise from the Insured's death will include this amount. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     We will use the table below to compute the amount we will pay. We show the initial amount of term insurance under this benefit on the contract data pages.  We also show the term period for the benefit there. It starts on the contract date, which we show on the first page. The anniversary at the end of the term period is part of that period.

TABLE OF AMOUNTS OF INSURANCE

AMOUNTS PAYABLE

     We show here the amount we will pay, based on the Insured's issue age, for each $1,000 of initial amount of term insurance if death occurs in the contract year ending with the anniversary shown.

----------------------------------------------------------------------------------------------------------
ISSUE AGE
---------------------------------------------------------------------------------------------------------
ANNIVER-
 SARY
              18          19          20        21           22        23          24          25          26         27          28
-------------------------------------------------------------------------------------------------------------------------------------------
 1          $1000     $1000      $1000     $1000      $1000     $1000     $1000      $1000     $1000      $1000     $1000
 2           1000        1000       1000      1000          1000       1000       1000        1000       1000        1000       1000
 3           1000       1000        1000       1000        1000       1000       1000        1000       1000        1000       1000
 4            978         977          977         976          976         975         974          974         973          972         971
 5            956         955          953         952          951         950         949          947         946          944         943
 6            933         932          930         929          927         925         923          921         919          917         914
 7            911         909          907         905          902         900         897          895         892          889         886
 8            889         886          884         881          878         875         872          868         865          861         857
 9            867         864          860         857          854         850         846          842         838          833         829
10            844        841          837         833          829         825         821          816         811          806         800
11            822        818         814          810          805         800         795          789         784          778         771
12            800        795         791          786          780         775         769          763         757          750         743
13            778       773        767       762        756       750       744        737       730        722       714
14            756       750        744       738        732       725       718        710       703        694       686
15            733       727        721       714        707       700       692        684       676        667       657
16            711       705        698       690        683       675       667        658       649        639       629
17            689       682        674       667        659       650       641        632       622        611       600
18            667       659        651       643        634       625       615        605       595        583       571
19            644       636        628       619        610       600       590        579       568        556       543
20            622       614        605       595        585       575       564        553       540        528       514

21        600       591        581       571        561       550       538        526       513        500       486
22        578       568        558       548        537       525       513        500       486        472       457
23        556       545        535       524        512       500       487        474       459        444       429
24        533       523        512       500        488       475       462        447       432        417       400
25        511       500        488       476        463       450       436        421       405        389       371
26        489       477        465       452        439       425       410        395       378        361       343
27        467       454        442       429        415       400       385        368       351        333       314
28        445       432        419       405        390       375       359        342       324        306       286
29        422       409        395       381        366       350       333        316       297        278       257
30        400       386        372       357        341       325       308        289       270        250       229
31        378       364        349       333        317       300       282        263       243        222       200
32        356       341        325       310        293       275       256        237       216        200       200
33        333       318        302       286        268       250       231        210       200        200       200
34        311       295        279       262        244       225       205        200       200        200       200
35        289       273        256       238        220       200       200        200       200        200       200
----------------------------------------------------------------------------------------------------------

AL 136B

---------------------------------------------------------------------------------------------------------------------
ISSUE AGE
---------------------------------------------------------------------------------------------------------------------
ANNIVER-
 SARY     18        19         20        21         22        23        24         25        26         27        28
---------------------------------------------------------------------------------------------------------------------
36       $267      $250       $232      $214       $200      $200      $200       $200      $200       $200      $200
37        245       227        209       200        200       200       200        200       200        200       200
38        222       204        200       200        200       200       200        200       200        200        *
39        200       200        200       200        200       200       200        200       200         *
40        200       200        200       200        200       200       200        200        *
41        200       200        200       200        200       200       200         *
42        200       200        200       200        200       200        *
43        200       200        200       200        200        *
44        200       200        200       200         *
45        200       200        200        *
46        200       200         *
47        200        *

*NO AMOUNT PAYABLE IF DEATH OCCURS
IN THIS CONTRACT YEAR OR ANY LATER CONTRACT YEAR.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
ISSUE AGE
---------------------------------------------------------------------------------------------------------------------
ANNIVER-
 SARY    29      30     31     32     33     34       35       36       37     38       39       40      41       42
---------------------------------------------------------------------------------------------------------------------
 1      $1000  $1000  $1000  $1000  $1000  $1000    $1000    $1000    $1000   $1000    $1000    $1000   $1000   $1000
 2       1000   1000   1000   1000   1000   1000     1000     1000     1000    1000     1000     1000    1000    l000
 3       1000   1000   1000   1000   l000   1000     1000     1000     1000    1000     1000     1000    1000    1000
 4        971    970    969    968    967    966      964      963      962     960      958      957     955     952
 5        941    939    938    935    933    931      929      926      923     920      917      913     909     905
 6        912    909    906    903    900    897      893      889      885     880      875      870     864     857
 7        882    879    875    871    867    862      857      852      846     840      833      826     818     810
 8        853    849    844    839    833    828      821      815      808     800      792      783     773     762
 9        824    818    813    806    800    793      786      778      769     760      750      739     727     714
10        794    788    781    774    767    759      750      741      731     720      708      696     682     667
11        765    758    750    742    733    724      714      704      692     680      667      652     636     619
12        735    727    719    710    700    690      679      667      654     640      625      609     591     571
13        706    697    688    677    667    655      643      630      615     600      583      565     546     524
14        676    667    656    645    633    621      607      593      577     560      542      522     500     476
15        647    636    625    613    600    586      571      556      538     520      500      478     455     429
16        618    606    594    581    567    552      536      518      500     480      458      435     409     381
17        588    576    563    548    533    517      500      481      462     440      417      391     364     333
18        559    546    531    516    500    483      464      444      423     400      375      348     318     286
19        529    515    500    484    467    448      429      407      385     360      333      304     273     238
20        500    485    469    452    433    414      393      370      346     320      292      261     227     200

21        471    455    438    419    400    379      357      333      308     280      250      217     200     200
22        441    424    406    387    367    345      322      296      269     240      208      200     200     200
23        412    394    375    355    333    310      286      259      231     200      200      200     200     200
24        382    364    344    323    300    276      250      222      200     200      200      200     200      *
25        353    333    313    290    267    241      214      200      200     200      200      200      *
26        324    303    281    258    233    207      200      200      200     200      200       *
27        294    273    250    226    200    200      200      200      200     200       *
28        265    243    219    200    200    200      200      200      200      *
29        235    212    200    200    200    200      200      200       *
30        206    200    200    200    200    200      200       *
31        200    200    200    200    200    200       *
32        200    200    200    200    200     *
33        200    200    200    200     *
34        200    200    200     *
35        200    200     *
36        200     *

*NO AMOUNT PAYABLE IF DEATH OCCURS
IN THIS CONTRACT YEAR OR ANY LATER CONTRACT YEAR.
---------------------------------------------------------------------------------------------------------------------

AL 136B

---------------------------------------------------------------------------------------------------------------------
ISSUE AGE
---------------------------------------------------------------------------------------------------------------------
ANNIVER-
 SARY
43       44       45      46        47      48       49       50        51       52       53       54       55
---------------------------------------------------------------------------------------------------------------------
 1       $1000    $1000    $1000    $1000    $1000    $1000    $1000    $1000    $1000    $1000    $1000    $1000    $1000
 2        1000     1000     1000     1000     1000     1000     1000     1000     1000     1000     1000     1000     1000
 3        1000     1000     1000     1000     1000     1000     1000     1000     1000     1000     1000     1000     1000
 4         950      947      944      941      938      933      929      923      917      909      900      889      875
 5         900      895      889      882      875      867      857      846      833      818      800      778      750
 6         850      842      833      824      813      800      786      769      750      727      700      667      625
 7         800      789      778      765      750      733      714      692      667      636      600      556      500
 8         750      737      722      706      688      667      643      615      583      545      500      444      375
 9         700      684      667      647      625      600      571      538      500      455      400      333      250
10         650      632      611      588      563      533      500      462      417      364      300      222      200
11         600      579      556      529      500      467      429      385      333      273      200      200       *
12         550      526      500      471      438      400      357      308      250      200      200       *
13         500      474      444      412      375      333      286      231      200      200       *
14         450      421      389      353      313      267      214      200      200       *
15         400      368      333      294      250      200      200      200       *
16         350      316      278      235      200      200      200       *
17         300      263      222      200      200      200       *
18         250      211      200      200      200       *
19         200      200      200      200       *
20         200      200      200       *

21         200      200       *
22         200       *

*NO AMOUNT PAYABLE IF DEATH OCCURS
IN THIS CONTRACT YEAR OR ANY LATER CONTRACT YEAR.
---------------------------------------------------------------------------------------------------------------------

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

     You may be able to exchange this benefit for a new contract of life insurance on the Insured's life. In any of these paragraphs, when we use the phrase new contract we mean the contract for which the benefit may be exchanged.  You will not have to prove that the Insured is insurable.

CONDITIONS

     Your right to make this exchange is subject to all these conditions: (1) The amount we would have paid under this benefit if the Insured had died just before the contract date of the new contract must be large enough to meet the minimum for a new contract, as we describe under Contract Specifications. (2) You must ask for the exchange in writing and in a form that meets our needs. (3) You must send this contract to us to be endorsed. (4) We must have your request and the contract at our Home Office while the benefit is in force and at least five years before the end of its term period.

     The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that: (1) the insurance under the new contract took effect on its contract date; and (2) this benefit ended just before that contract date.

CONTRACT DATE

     The date of the new contract will be the date you ask for in your request. But it may not be more than 61 days after the date of your request. It may not be less than five years before the end of the term period for the benefit. And it may not be more than 31 days before we have your request at our Home Office.

CONTRACT SPECIFICATIONS

     The new contract will be in the same rating class as this contract. We will set the issue age and the premiums for the new contract in accord with our regular rules in use on its contract date.

AL 136B

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex. But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the Insured; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount you ask for in your request. But except as we state below, that amount must be an amount we would regularly issue for the plan you choose. And it cannot be less than $10,000 or more than 80% of the amount we would have paid under this benefit if the Insured had died just before the contract date of the new contract. (Since $10,000 is 80% of $12,500, the amount we would have paid must be at least $12,500 for an exchange to be possible.) The face amount you want might be less than the smallest amount would regularly issue on the plan you wish. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

     If: (1) the new contract is either on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan; (2) this contract has a benefit for waiving or paying premiums in the event of disability; and (3) we would include that kind of benefit in other contracts like the new contract, we will put the benefit in the new contract. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we use the phrase other contracts like it, we mean contracts we would regularly issue on the same plan and for the same rating class, amount, issue age and sex.

     We will not deny a benefit for waiving or paying premiums that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because disability started before the contract date of the new contract. But any premium to be waived or paid for that disability under the new contract must be at the frequency that was in effect for this contract when the disability started.

     We will not waive or pay any premium under a new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

CHANGES

     You may be able to have this benefit changed to a new contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements for exchange that we state above. Or you may be able to exchange this benefit for an increase in the amount of insurance under this contract. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

MISCELLANEOUS PROVISIONS

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and monthly charges stop on the contract anniversary at the end of the term period for this benefit.

AL 136B

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default: it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the date the contract is surrendered under its Cash Value Option, if it has one;

     3. the end of the last day before the contract date of any other contract (a) for which the benefit is exchanged, or (b) to which the benefit is changed;
and

     4. the date the contract ends for any other reason.

     Further, if you ask us in writing, and we agree, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date

The Prudential Insurance Company of America,

By  /s/  DOROTHY K. LIGHT
         ---------------------
              Secretary

EXHIBIT 26(d)(xxxi)

RIDER FOR RENEWABLE TERM INSURANCE BENEFIT ON LIFE OF INSURED

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period or in any renewal term period for the benefit; and (2) while this contract is in force and not in default past its days of grace. Any proceeds under this contract that may arise from the Insured's death will include this amount. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     We show the amount of term insurance under this benefit on the contract data pages. We also show the term period for the benefit there. It starts on the contract date that we show on the first page.

RENEWAL

     You may renew this benefit at the end of either its term period or a renewal term period. You will not have to prove that the Insured is insurable.  All these conditions must be met:

     1. A renewal term period must start not later than the contract anniversary when the Insured's attained age is 70.

     2. The contract must be in force and not in default beyond the last day of the grace period.

     In any of these paragraphs when we use the phrase renewal term period we mean a term period for which this benefit may be renewed. Except as we state in the next sentence, a renewal term period will be for the same number of years that we show on page 3 for the term period of the benefit. But if a renewal term period begins on the contract anniversary when the Insured's attained age is 66, 67, 68 or 69, that renewal term period will be for the number of years between the Insured's attained age on that anniversary and age 70.

     We show the amount(s) of renewal premiums on the contract data pages. We base them on the Insured's issue age and sex and on the length of time from the contract date to the due date of the first premium for the renewal term period.  The first of the premiums to be paid during a renewal term period will be due on the anniversary at the end of the most recent of the term periods; the premium period for the renewal term period will start on that date.

     The anniversary at the end of the final renewal term period is part of that term period.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

     You may be able to exchange this benefit for a new contract of life insurance on the Insured's life. In any of these paragraphs, when we use the phrase new contract we mean the contract for which the benefit may be exchanged.  You will not have to prove that the Insured is insurable.

CONDITIONS

     Your right to make this exchange is subject to all these conditions: (1) You must ask for the exchange in writing and in a form that meets our needs. (2) You must send this contract to us to be endorsed. (3) We must have your request and the contract at our Home Office while this benefit is in force and not later than the contract anniversary when the Insured's attained age is 70.

     The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that: (1 the insurance under the new contract took effect on its contract date; and (2) this benefit ended just before that contract date.

AL 187B

CONTRACT DATE

     The date of the new contract will be the date you ask for in your request. But it may not be more than 61 days after the date of your request. It may not be after the contract anniversary when the Insured's attained age is 70. And it may not be more than 31 days before we have your request at our Home Office.

CONTRACT SPECIFICATIONS

     The new contract will be in the same rating class as this contract. We will set the issue age and the premiums for the new contract in accord with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex. But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the Insured; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount you ask for in your request. But except as we state below, that amount must be an amount we would regularly issue for the plan you choose. And it cannot be less than $10,000 or more than the amount of term insurance for this benefit. The face amount you want might be less than the smallest amount we would regularly issue on the plan you wish. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

     If: (1) the new contract is either on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan; (2) this contract has a benefit for waiving or paying premiums in the event of disability; and (3) we would include that kind of benefit in other contracts like the new contract, we will put the benefit in the new contract. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph when we use the phrase other contracts like it we mean contracts we would regularly issue on the same plan and for the same rating class, amount, issue age and sex.

     We will not deny a benefit for waiving or paying premiums that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because disability started before the contract date of the new contract. But any premium to be waived or paid for that disability under the new contract must be at the frequency that was in effect for this contract when the disability started.

     We will not waive or pay any premium under a new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

CHANGES

     You may be able to have this benefit changed to a new contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements for exchange which we state above. Or, you may be able to exchange this benefit for an increase in the amount of insurance under this contract. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

                            MISCELLANEOUS PROVISIONS

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and monthly charges stop on the earlier of the death of the Insured and the end of the first renewal term period.

AL 187B

TERMINATION

     This benefit will end on the earliest of.

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the date the contract is surrendered under its Cash Value Option, if it has one;

     3. the end of the last day before the contract date of any other contract (a) for which the benefit is exchanged, or (b) to which the benefit is changed;

     4. the end of the day that is the first contract anniversary after the Insured's 75th birthday; and

     5. the date the contract ends for any other reason.

     Further, if you ask us in writing in the premium period, and we agree, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

     This Supplementary Benefit rider attached to this contract on the Contract Date

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
   ----------------------
          Secretary

AL 187B

EXHIBIT 26(d)(xxxii)

RIDER FOR LEVEL TERM INSURANCE BENEFIT ON LIFE OF INSURED SPOUSE

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that the insured spouse died: (1) in the term period for the benefit; and (2) while this contract is in force and not in default beyond the last day of the grace period. We will pay this amount to the beneficiary for insurance payable upon the insured spouse's death. But our payment is subject to all the provisions of the benefit and of the rest of this contract. The phrase insured spouse means the Insured's spouse named in the application for this contract.

     We show the initial amount of term insurance under this benefit on the contract data pages. We also show the term period for the benefit there. It starts on the contract date, which we show on the first page. The anniversary at the end of the term period is part of that period.

PAID-UP INSURANCE

PAID-UP INSURANCE ON LIFE OF INSURED SPOUSE

     The Insured might die: (1) in the term period for this benefit; (2) while this contract is in force and not in default past the last day of the grace period; and (3) while the insured spouse is living. In this case, the insurance on the life of the insured spouse under the benefit will become paid-up term insurance. While the paid-up insurance is in effect, the contract will remain in force until the end of the term period for the benefit. The paid-up insurance will have cash values but no loan value.

     If this benefit becomes paid-up, it may be surrendered for its net cash value. This will be the net value on the date of surrender of the paid-up insurance. But, within 30 days after a contract anniversary, the net cash value will not be less than it was on that anniversary. We base this net cash value on the insured spouse's age and sex. The insured spouse's age at any time will be his or her age last birthday on the contract date plus the length of time since that date. We use the Commissioners 1980 Standard Ordinary Mortality Table. We use continuous functions based on age last birthday. We use an effective interest rate of 4% a year.

     We will usually pay any cash value promptly. But we have the right to postpone paying it for up to six months. If we do so for more than 30 days, we will pay interest at the rate of 3% a year. If we are asked for the values which apply, we will furnish them.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

     While the Insured is living, you may be able to exchange this benefit for a new contract of life insurance on the life of the insured spouse. In any of these paragraphs, when we use the phrase new contract we mean the contract for which the benefit may be exchanged. You will not have to prove that the insured spouse is insurable.

CONDITIONS

     Your right to make this exchange is subject to all these conditions: (1) The amount we would have paid under this benefit if the insured spouse had died just before the contract date of the new contract must be large enough to meet the minimum for a new contract, as we describe under Contract Specifications (2) You must ask for the exchange in writing and in a form that meets our needs.  (3) You must send this contract to us to be endorsed. (4) We must have your request and the contract at our Home Office while the benefit is in force and at least five years before the end of its term period.

     The new contract will not take effect unless the premium for it is paid while the insured spouse is living and within 31 days after its contract date.  If the premium is paid as we state, it will be deemed that: (1) the insurance under the new contract took effect on its contract date; and (2) this benefit ended just before that contract date.

AL 186B

CONTRACT DATE

     The date of the new contract will be the date you ask for in your request. But it may not be more than 61 days after the date of your request. It may not be less than five years before the end of the term period for the benefit. And it may not be more than 31 days before we have your request at our Home Office.

CONTRACT SPECIFICATIONS

     The new contract will be in the standard rating class. We will set the issue age and the premiums for the new contract in accord with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex. But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the insured spouse; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount you ask for in your request. But except as we state below, that amount must be an amount we would regularly issue for the plan you choose. And it cannot be less than $10,000 or more than 80% of the amount we would have paid under this benefit if the insured spouse had died just before the contract date of the new contract. (Since $10,000 is 80% of $12,500, the amount we would have paid must be at least $12,500 for an exchange to be possible.) The face amount you want might be less than the smallest amount we would regularly issue on the plan you wish. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

     If: (1) the new contract is either on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan; and (2) we would include in other contracts like it a benefit for waiving or paying premiums in the event of disability, here is what we will do. Even though this contract does not have that benefit on the life of the insured spouse, we will put it in a new contract on his or her life. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we use the phrase other contracts like it, we mean contracts we would regularly issue on the same plan and for the same rating class, amount, issue age and sex.

     We will not waive or pay any premium under a new contract unless the disability started on or after its contract date. And we will not waive or pay any premium under a new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

CHANGES

     You may be able to have this benefit changed to a contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements for exchange that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

MISCELLANEOUS PROVISIONS

OWNERSHIP AND CONTROL

     Unless we endorse this contract to say otherwise, while the Insured is living the owner alone may exercise all ownership and control of this contract.  This includes, but is not limited to, these rights: (1) to assign the contract; and (2) to change any subsequent owner. A request for such a change must be in writing to us at our Home Office and in a form that meets our needs. The change will take effect only when we endorse the contract to show it.

     Unless we endorse this contract to say otherwise: (1) while any insurance is in force after the Insured's death, the owner of the contract will be the insured spouse; and (2) the owner alone will be entitled to (a) any contract benefit and value, and (b) the exercise of any right and privilege granted by the contract or by us. But any insurance payable upon the Insured's death will be payable to the beneficiary for that insurance.

BENEFICIARY

     The word beneficiary where we use it in this contract without qualification means the beneficiary for insurance payable upon the death of the Insured.

     Unless we endorse this contract to say otherwise, the beneficiary for insurance payable upon the death of the insured spouse will be the Insured if living, otherwise the estate of the insured spouse.

AL 186B

     The beneficiary for insurance payable upon the death of the insured spouse may be changed. The request must be in writing and in a form that meets our needs. It will take effect only when we file it at our Home Office; this will be after the contract is sent to us to be endorsed, if we ask for it. Then any previous beneficiary's interest in such insurance will end as of the date of the request. It will end then even if the insured spouse is not living when we file the request. Any beneficiary's interest is subject to the rights of any assignee of whom we know.

     When a beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated.

MISSTATEMENT OF AGE OR SEX

     If the insured spouse's stated age or sex or both are not correct, we will change each benefit and any amount payable to what the premium and charges would have bought for the correct age and sex.

     The Schedule of Premiums may show that premiums change or stop on a certain date. We may have used that date because the insured spouse would attain a certain age on that date. If we find that the issue age for the insured spouse was wrong, we will correct that date.

SUICIDE EXCLUSION

     If the insured spouse, whether sane or insane, dies by suicide within the period which we state in the Suicide Exclusion under General Provisions and while this benefit is in force, we will not pay the amount we describe under benefit above. Instead, we will pay no more than the sum of the monthly charges deducted for this benefit to the date of death plus the charge for applicable taxes. We will make that payment in one sum.

REINSTATEMENT

     If this contract is reinstated, it will not include the insurance that we provide under this benefit on the life of the insured spouse unless we are given any facts we need to satisfy us that the insured spouse is insurable for the benefit.

CONTRACT VALUE OPTIONS

     If this contract has a Contract Value Options provision, it will apply only during the Insured's lifetime. Any extended or reduced paid-up insurance that may be described there is on the life of the Insured only.

CONTRACT LOANS

     If this contract has a Loans provision, we will not consider any contract debt when we determine the amount payable, if any, at the death of the insured spouse.

INCONTESTABILITY

     Except for default, we will not contest this benefit after it has been in force during the insured spouse's lifetime for two years from the issue date.

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and monthly charges stop on the earliest of: (1) the death of the Insured, (2) the death of the insured spouse, and (3) the contract anniversary at the end of the term period for this benefit.

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace of a premium in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the end of the last day before the contract date of any other contract (a) for which the benefit is exchanged, or (b) to which the benefit is changed;

     3. the date the contract is surrendered under its Cash Value Option, if it has one, or the paid-up insurance, if any, under the benefit is surrendered; and

     4. the date the contract ends for any other reason.

AL 186B

     Further, if you ask us in writing, and we agree, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date.

The Prudential Insurance Company of America,

     By  /s/  SPECIMEN
        ----------------------
              Secretary

EXHIBIT 26(d)(xxxiii)(a)

SETTLEMENT OPTIONS TO PROVIDE ACCELERATION OF
DEATH BENEFITS

     Subject to all the provisions of this rider and of the rest of the contract, we will make available the payments described below if the Insured becomes terminally ill, has an organ transplant, or is receiving care in a nursing home.

DEFINITIONS

     Convertible Proceeds.--The proceeds payable under this contract at the death of the Insured, after adjustment for any contract debt, excluding any term insurance arising from supplementary benefits (except level term insurance riders still in the conversion period and for which we charge a premium).

     Benefit Base.--The value we will use to determine the monthly benefit payable under the terminal illness option or the nursing home option. It will be computed based on the amount of convertible proceeds you elect to place under the option and a reduced life expectancy, calculated by us, that recognizes the Insured's eligibility for the benefit. We will also consider, when applicable:

     1. expected future premiums;

     2. future dividends according to the scale in effect when we make the computation;

     3. continuation of any reduction in contractually guaranteed charges;

     4. continuation of the current rate of any excess interest credited on contract values; and

     5. an expense charge of up to $150.

     The benefit base will be at least as great as the net cash value of the contract multiplied by the percentage of the convertible proceeds placed under the terminal illness option or the nursing home option, whichever is elected.

     Eligible Organ Transplant Center.--A facility licensed or approved as an organ transplant center by the state in which it is located.

     Eligible Nursing Home.--An institution or special nursing unit of a hospital which meets at least one of the following requirements:

     1) it is Medicare approved as a provider of skilled nursing care services; or

     2) it is licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or

     3) it meets all the requirements listed below:

        a. it is licensed as a nursing home by the state in which it is located;
        b. its main function is to provide skilled, intermediate, or custodial nursing care;
        c. it is engaged in providing continuous room and board accommodations to 3 or more persons;
        d. it is under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
        e. it maintains a daily medical record of each patient; and
        f. it maintains control and records for all medications dispensed.

     Institutions which primarily provide residential facilities are not eligible nursing homes.

TERMINAL ILLNESS OPTION

     If we receive evidence satisfactory to us, including certification by a licensed physician, that the Insured's life expectancy is 6 months or less, you may elect this option to provide equal monthly payments for 6 months. For each $1,000 of benefit base, each payment will be at least $168.37, which assumes an annual interest rate of 5%.

     If the Insured dies before all the payments have been made, we will pay the beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

ORD 87241--89

     If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

ORGAN TRANSPLANT OPTION

     You may elect this option if the Insured has a heart, liver, heart-lung, or bone marrow transplant prescribed by a licensed physician as necessary due to illness, injury, or infirmity. You may choose the amount you wish to receive, up to the lesser of the cost of the transplant and 75% of the convertible proceeds, but no more than $250,000. This amount will be paid to you in a single sum unless you ask to be paid in instalments. In that case, we will pay the equivalent amount in 6 monthly payments.

     The transplant must be performed after the contract date in an eligible organ transplant center. We must have your request for payment at our Home Office no later than 90 days after the transplant has been performed.

NURSING HOME OPTION

     If (1) the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months, and (2) we receive evidence satisfactory to us, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, you may elect level monthly payments for the number of years shown in the table that follows. For each $1,000 of benefit base, each payment will be at least the minimum amount shown in that table, which assumes an annual interest rate of 5%.

ATTAINED AGE OF INSURED	PAYMENT PERIOD IN YEARS	MINIMUM MONTHLY PAYMENT FOR EACH $1,000 OF BENEFIT BASE

64 and under	10	$10.50

65-67	8	12.56

68-70	7	14.02

71-73	6	15.99

74-77	5	18.74

78-81	4	22.89

82-86	3	29.80

87 and over	2	43.64

     If the Insured dies before all the payments have been made, we will pay the beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

     If we agree, you may elect a longer payment period than that shown in the table; if you do, monthly payments will be reduced so that the present value of the monthly payments for the longer payment period is equal to the present value of the payments for the period shown in the table, calculated at an interest rate of at least 5%.

     We reserve the right to set a maximum monthly benefit that we will pay under this option. If we set a maximum, it will be at least $5,000; we will advise you of the amount before the payment period begins.

     If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

EFFECT ON CONTRACT

     The convertible proceeds will be reduced by any amount used under one of these options.

     If you use only a portion of your convertible proceeds under one of these options, the contract will remain in force and reduced premiums will be payable. For insurance included in the convertible proceeds, premiums, values, and the amount of insurance will be reduced in the same proportion as the reduction in convertible proceeds. Insurance not included in the convertible proceeds will be unaffected.

     If you use only a portion of your convertible proceeds under the terminal illness option or the nursing home option, the remaining convertible proceeds must be at least $25,000.

ORD 87241--89

     If you use all of your convertible proceeds under the terminal illness option or the nursing home option, all other benefits under the contract based on the Insured's life will end. Any insurance under the contract on the life of someone other than the Insured will remain in effect and we will waive all future premiums for this insurance.

CONDITIONS

     Your right to receive payment under any of these options is subject to the following conditions:

     1. The contract must be in force other than as extended insurance.

     2. You must elect the option in writing in a form that meets our needs.

     3. The contract must not be assigned except to us as security for a loan.

     4. We reserve the right to set a minimum of no more than $50,000 on the amount of convertible proceeds you may place under an option.

     5. You must send us the contract.

     6. The primary purpose of life insurance is to meet your estate planning needs. This benefit provides for the accelerated payment of life insurance proceeds and is not intended to cause you to involuntarily invade proceeds ultimately payable to the named beneficiary. Therefore, accelerated death benefit proceeds will be made available to you on a voluntary basis only.

     Accordingly:

        (a) If you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, you are not eligible for this benefit.

        (b) If you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement, you are not eligible for this benefit.

RIGHT TO CANCEL

     If you ask us in writing and send us the contract, we will cancel this rider.

     Rider attached to and made a part of this contract on the Contract Date

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
   --------------------
          Secretary

ORD 87241--89

EXHIBIT 26(d)(xxxiii)(b)

SETTLEMENT OPTIONS TO PROVIDE ACCELERATION OF DEATH BENEFITS

     Subject to all the provisions of this rider and of the rest of the contract, we will make the payments described below if the Insured is terminally ill or is confined to a nursing home.

     This rider is non-participating. Any dividend we pay under this contract will be the same as the one we pay under a contract that is like this one in all other respects but that does not have this rider.

DEFINITIONS

     Convertible Proceeds.--The proceeds we would pay under this contract at the death of the Insured, less any contract debt and any term insurance that comes from supplementary benefits (except level term insurance riders still in the conversion period and for which we charge a premium).

     Benefit Base.--The value we will use to determine the monthly benefit we will pay under the terminal illness option or the nursing home option. It will be computed based on: (1) the amount of convertible proceeds you place under the option; and (2) a reduced life expectancy. When we compute the life expectancy and the benefit base, we will use our assumptions. We may change those assumptions from time to time. We will consider, among other things, the Insured's age and sex and which of the options is being applied for. We will also consider, if they apply:

     1. expected future premiums;

     2. future dividends at the scale in effect when we make the computation;

     3. continuation of any reduction in guaranteed charges;

     4. continuation of the current rate of any excess interest credited on contract values; and

     5. a processing charge of up to $150.

     The benefit base for an option will be at least as great as the net cash value of the contract multiplied by the percentage of the convertible proceeds placed under that option.

     Eligible Nursing Home.--An institution or special nursing unit of a hospital which meets at least one of the following requirements:

     1) it is Medicare approved as a provider of skilled nursing care services; or

     2) it is licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
     3) it meets all the requirements listed below:

     a. it is licensed as a nursing home by the state in which it is located;

     b. its main function is to provide skilled, intermediate, or custodial nursing care;

     c. it is engaged in providing continuous room and board accommodations to 3 or more persons;

     d. it is under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);

     e. it maintains a daily medical record of each patient; and

     f. it maintains control and records for all medications dispensed.

     Institutions which primarily provide residential facilities are not eligible nursing homes.

TERMINAL ILLNESS OPTION

     To choose this option you must give us evidence that satisfies us that the Insured's life expectancy is 6 months or less; part of that evidence must be a certification by a licensed physician. This option provides equal monthly payments for 6 months. For each $1,000 of benefit base, each payment will be at least $168.37; this assumes an annual interest rate of 5%.

ORD 87241--90

     If the Insured dies before all the payments have been made, we will pay the beneficiary in one sum. The one sum we pay will be the present value of the payments that remain; we will compute the value based on the interest rate we used to determine those payments.

     If you do not want monthly payments, we will pay you the benefit base in one sum if you ask us to.

NURSING HOME OPTION

     You may choose this option if: (1) the Insured is confined to an eligible nursing home and has been confined there for all of the preceding six months; and (2) you give us evidence that satisfies us that the Insured is expected to stay in the nursing home until death. Part of that evidence must be a certification by a licensed physician. This option provides level monthly payments for the number of years shown in the table that follows. For each $1000 of benefit base, each payment will be at least the minimum amount shown in the table. The table uses an annual interest rate of 5%; we may use a higher rate.

ATTAINED AGE OF INSURED	PAYMENT PERIOD IN YEARS	MINIMUM MONTHLY PAYMENT FOR EACH $1,000 OF BENEFIT BASE

64 and under	10	$10.50

65-67	8	12.56

68-70	7	14.02

71-73	6	15.99

74-77	5	18.74

78-81	4	22.89

82-86	3	29.80

87 and over	2	43.64

     If the Insured dies before all the payments have been made, we will pay the beneficiary in one sum. The one sum we pay will be the present value of the payments that remain; we will compute the value based on the interest rate we used to determine those payments.

     If we agree, you may choose a longer payment period than that shown in the table; if you do, monthly payments will be reduced so that the present value of the payments is the same. We will use an interest rate of at least 5%.

     We reserve the right to set a maximum monthly benefit that we will pay under this option. If we do so, it will be at least $5,000.

     If you do not want monthly payments, we will pay you the benefit base in one sum if you ask us to.

EFFECT ON CONTRACT

     The convertible proceeds will be reduced by any amount converted under one of these options.

     If you convert only a part of your convertible proceeds, the contract will stay in force and premiums will be reduced. For insurance included in the convertible proceeds, values and the amount of insurance will be reduced in the same proportion as the reduction in convertible proceeds. The new premiums will be the ones that would apply if the contract had been issued at the reduced amount. Insurance not included in the convertible proceeds will not be affected.

     If you convert only a part of your convertible proceeds, the convertible proceeds that remain must be at least $25,000.

     If you convert all of your convertible proceeds, all other benefits under the contract based on the Insured's life will end. Any insurance under the contract on the life of someone other than the Insured will stay in effect; we will waive all future premiums for that insurance.

ORD 87241--90

CONDITIONS

     Your right to be paid under one of these options is subject to the following conditions:

     1. The contract must be in force other than as extended insurance.

     2. You must choose the option in writing in a form that meets our needs.

     3. The contract must not be assigned except to us as security for a loan.

     4. We reserve the right to set a minimum of no more than $50,000 on the amount of convertible proceeds you may place under an option.

     5. You must send us the contract.

     6. The main purpose of life insurance is to meet your estate planning needs. This benefit provides for the accelerated payment of life insurance proceeds. It is not meant to cause you to involuntarily invade proceeds ultimately payable to the named beneficiary. Accelerated death benefits will be made available to you on a voluntary basis only. Therefore:

        (a) If you are required by law to use this option to meet the claims of creditors, whether in bankruptcy or otherwise, you are not eligible for this benefit.

        (b) If you are required by a government agency to use this option in order to apply for, obtain, or keep a government benefit or entitlement, you are not eligible for this benefit.

RIGHT TO CANCEL

     If you ask us in writing and send us the contract, we will cancel this rider.

     Rider attached to and made a part of this contract on the Contract Date

The Prudential Insurance Company of America,

By /s/ SUSAN L. BLOUNT
    ---------------------------
         Secretary

ORD 87241--90

EXHIBIT 26(d)(xxxiii)(c)

SETTLEMENT OPTIONS TO PROVIDE ACCELERATION OF DEATH BENEFITS

     Subject to all the provisions of this rider and of the rest of the contract, we will make the payments described below if the Insured is terminally ill or needs an organ transplant.

This rider is non-participating. Any dividend we pay under this contract will be the same as the one we pay under a contract that is like this one in all other respects but that does not have this rider.

DEFINITIONS

     Convertible Proceeds.--The proceeds we would pay under this contract at the death of the Insured, less any contract debt and any term insurance (except level term insurance still in the conversion period and for which we charge a premium, or extended term insurance with at least one year remaining in the term).

     Benefit Base.--The amount we will pay under the terminal illness option or the organ transplant option. It will be computed based on: (1) the amount of convertible proceeds you place under the option, (2) a reduced life expectancy, and (3) an interest rate no greater than the greater of:

     (i) the yield on 90-day Treasury bills at the time of initial acceleration of benefits, and

     (ii) the current maximum adjustable policy loan interest rate based on the greater of:

     (a)  Moody's Corporate Bond Yield Averages--Monthly Average Corporates--
          published by Moody's Investors Service, Inc., or any successor thereto, that is approved by the New York Superintendent of Insurance, for the calendar month ending two month's before the date of application for an accelerated payment, and

     (b)  the policy guaranteed cash value interest rate plus one percent per annum.

     When we compute the life expectancy and the benefit base, we will use our assumptions. We may change those assumptions from time to time. We will consider, among other things, the Insured's age and sex and which of the options is being applied for. We will also consider, if they apply:

     1. expected future premiums;

     2. future dividends at the scale in effect when we make the computation;

     3. continuation of any reduction in guaranteed charges;

     4. continuation of the current rate of any excess interest credited on contract values; and

     5. a processing charge of up to $150.

     The benefit base will be at least as great as the net cash value of the contract multiplied by the percentage of the convertible proceeds placed under the terminal illness option or the organ transplant option, whichever is elected.

TERMINAL ILLNESS OPTION

     To choose this option, you must give us evidence that satisfies us that the Insured's life expectancy is 6 months or less; part of that evidence must be a certification by a licensed physician.

     We will pay you the benefit base in one sum.

ORGAN TRANSPLANT OPTION

     To choose this option, you must give us evidence that satisfies us that the Insured's life expectancy is 6 months or less unless the Insured receives a vital organ transplant; part of that evidence must be a certification by a licensed physician.

     We will pay you the benefit base in one sum.

ORD 87241--91   NY

EFFECT ON CONTRACT

     The convertible proceeds will be reduced by any amount converted under one of these options.

     If you convert only a part of your convertible proceeds, the contract will stay in force and premiums will be reduced. For insurance included in the convertible proceeds, values and the amount of insurance will be reduced in the same proportion as the reduction in convertible proceeds. The new premiums will be the ones that would apply if the contract had been issued at the reduced amount, and the existing provisions for premium payment will continue to apply.  Insurance not included in the convertible proceeds will not be affected.

     If you convert only a part of your convertible proceeds, the convertible proceeds that remain must be at least $25,000.

     If you convert all of your convertible proceeds, all other benefits under the contract based on the Insured's life will end. Any insurance under the contract on the life of someone other than the Insured will stay in effect; we will waive all future premiums for that insurance.

CONDITIONS

     Your right to be paid under one of these options is subject to the following conditions:

     1. The contract must be in force other than as extended insurance in the last year of its term.

     2. You must choose the option in writing in a form that meets our needs.

     3. The contract must not be assigned except to us as security for a loan.

     4. The minimum amount of convertible proceeds you may place under an option is the amount needed to provide a benefit of either 25% of the face amount of the contract or $50,000, whichever is less.

     5. You must send us the contract.

     6. The main purpose of life insurance is to meet your estate planning needs. This benefit provides for the accelerated payment of life insurance proceeds. It is not meant to cause you to involuntarily invade proceeds ultimately payable to the named beneficiary. Accelerated death benefits will be made available to you on a voluntary basis only. Therefore:

     (a)  If you are required by law to use this option to meet the claims of creditors, whether in bankruptcy or otherwise, you are not eligible for this benefit.

     (b)  If you are required by a government agency to use this option in order to apply for, obtain, or keep a government benefit or entitlement, you are not eligible for this benefit.

RIGHT TO CANCEL

     If you ask us in writing and send us the contract, we will cancel this rider.

Rider attached to and made a part of this contract on the Contract Date

     The Prudential Insurance Company of America,

     By /s/ SPECIMEN
        ---------------------------
        Secretary

ORD 87241--91  NY

EXHIBIT 26(d)(xxxiv)

RIDER FOR RENEWABLE TERM INSURANCE BENEFIT
ON LIFE OF INSURED SPOUSE

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that the insured spouse died: (1) in the term period or in any renewal term period for the benefit: and (2) while this contract is in force and not in default past the last day of the grace period. We will pay this amount to the beneficiary for insurance payable upon the insured spouse's death. But our payment is subject to all the provisions of the benefit and of the rest of this contract. The phrase insured spouse means the Insured's spouse named in the application for this contract.

     We show the amount of term insurance under this benefit on the contract data pages. We also show the term period for the benefit there. It starts on the contract date that we show on the first page.

RENEWAL

     We will renew this benefit at the end of either its term period or a renewal term period. You will not have to prove that the insured spouse is insurable. All these conditions must be met:

     1. A renewal term period must start not later than the contract anniversary when the insured spouse's attained age is 69.

     2. The contract must be in force and not in default past the last day of the grace period.

     3. We must be paid the first premium for a renewal term period as we describe below.

     In any of these paragraphs when we use the phrase renewal term period we mean a term period for which this benefit may be renewed. Except as we state in the next sentence, a renewal term period will be for the same number of years that we show on page 3 for the term period of the benefit. But if a renewal term period begins on the contract anniversary when the insured spouse's attained age is 66, 67, 68 or 69, that renewal term period will be for the number of years between the insured spouse's attained age on that anniversary and age 70.

     We show the amounts of renewal premiums on the contract data pages. We base them on the insured spouse's issue age and sex and on the length of time from the contract date to the due date of the first premium for the renewal term period. The first of the premiums to be paid during a renewal term period will be due on the anniversary at the end of the most recent term period: the premium period for the renewal term period will start on that date.

     The anniversary at the end of the final renewal term period is part of that term period.

PAID-UP INSURANCE

PAID-UP INSURANCE ON LIFE OF INSURED SPOUSE

     The Insured might die: (1) in the term period or in any renewal term period for this benefit: (2) while this contract is in force and not in default past the last day of the grace period; and (3) while the insured spouse is living. In this case, the insurance on the life of the insured spouse under the benefit will become paid-up term insurance. While the paid-up insurance is in effect, the contract will remain in force until the insured spouse's attained age 70.  The paid-up insurance will have cash values but no loan value.

     If this benefit becomes paid-up, it may be surrendered for its net cash value. This will be the net value on the date of surrender of the paid-up insurance. But, within 30 days after a contract anniversary, the net cash value will not be less than it was on that anniversary. We base this net cash value on the insured spouse's age and sex. The insured spouse's age at any time will be his or her age last birthday on the contract date plus the length of time since that date. We use the Commissioners 1980 Standard Ordinary Mortality Table. We use continuous functions based on age last birthday. We use an effective interest rate of 4% a year.

AL 189D

     We will usually pay any cash value promptly. But we have the right to postpone paying it for up to six months. If we do so for more than 30 days, we will pay interest at the rate of 3% a year. If we are asked for the values which apply, we will furnish them.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

     While the Insured is living, you may be able to exchange this benefit for a new contract of life insurance on the life of the insured spouse. You will not have to prove that the insured spouse is insurable. When we use the phrase new contract in this provision, we mean the contract for which the benefit may be exchanged.

CONDITIONS

     Your right to make this exchange is subject to all these conditions: (1) You must ask for the exchange in writing and in a form that meets our needs. (2) You must send this contract to us to be endorsed. (3) We must have your request and the contract at our Home Office while this benefit is in force and not later than the contract anniversary when the insured spouse's attained age is 65.

     The new contract will not take effect unless the premium for it is paid while the insured spouse is living and within 31 days after its contract date.  If the premium is paid as we state, it will be deemed that: (1) the insurance under the new contract took effect on its contract date; and (2) this benefit ended just before that contract date. We will return that part, if any, of the last premium paid for the benefit that is more than was needed to pay premiums to the contract date of the new contract.

PREMIUM CREDIT

     If your request for a new contract is received at our Home Office before the fifth anniversary of this contract, we will allow a credit on each premium that is due or scheduled for payment during the first year of the new contract.  If, as of the date of the new contract, this contract has been in force for at least one year, the credit will be equal to 10% of the premium for the new contract, excluding any premium or charge for an extra risk. If, as of the date of the new contract, this contract has been in force for less than one year, the credit will be equal to the credit determined in the preceding sentence, multiplied by the number of months for which this contract has been in force, divided by twelve. We will apply the credit to each due or scheduled first-year premium on the date we receive payment of the balance of that premium.

     Example: You might request an exchange during the third year of this contract. Let us assume that premiums due or scheduled under the new contract resulting from the exchange would be $100 monthly (with no premium or charge for an extra risk). We would apply a credit of $10 on each date on which we receive payment of at least $90 for a monthly premium that is due or scheduled for payment during the first year of the new contract. If you requested this exchange after this contract had been in force for only 6 months, we would apply a credit of $5 ($10 multiplied by 6, divided by 12) on each date on which we receive payment of $95 for A monthly premium that is due or scheduled during the first year of the new contract.

CONTRACT DATE

     The date of the new contract will be the date you ask for in your request.  But it may not be after the date to which premiums are paid for this benefit. It may not be after the contract anniversary when the insured spouse's attained age is 65. And it may not be more than 31 days before we have your request at our Home Office.

CONTRACT SPECIFICATIONS

     The new contract will be in the rating class we show for this benefit on the contract data pages. We will set the issue age and the premiums for the new contract in accordance with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex.  But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the insured spouse; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

AL 189D

     Its face amount will be the amount you ask for in your request. But except as we state below, that amount must be an amount we would regularly issue for the plan you choose. And it cannot be less than $10,000 or more than the amount of term insurance for this benefit. The face amount you want might be less than the smallest amount we would regularly issue on the plan you want. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

     If (1) the new contract is either on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan, and (2) we would include in other contracts like it a benefit for waiving premiums in the event of disability, here is what we will do. Even though this contract does not have that kind of benefit on the life of the insured spouse, we will put that kind of benefit in the new contract on his or her life. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we refer to other contracts, we mean contracts we would regularly issue on the same plan as the new contract and for the same rating class, amount, issue age and sex.

     We will not waive or pay any premium under the new contract unless the disability started on or after its contract date. And we will not waive or pay any premium under the new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

MISCELLANEOUS PROVISIONS

CHANGES

     You may be able to have this benefit changed to a contract of life insurance (either with us or with a subsidiary of ours) other than in accordance with the requirements for exchange that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

OWNERSHIP AND CONTROL

     Unless we endorse this contract to say otherwise, while the Insured is living the owner alone may exercise all ownership and control of this contract.  This includes, but is not limited to, these rights: (1) to assign the contract; and (2) to change any subsequent owner. A request for such a change must be in writing to us at our Home Office and in a form that meets our needs. The change will take effect only when we endorse the contract to show it.

     Unless we endorse this contract to say otherwise: (1) while any insurance is in force after the Insured's death, the owner of the contract will be the insured spouse; and (2) the owner alone will be entitled to (a) any contract benefit and value, and (b) the exercise of any right and privilege granted by the contract or by us. But any insurance payable upon the Insured's death will be payable to the beneficiary for that insurance.

BENEFICIARY

     The word beneficiary where we use it in this contract without qualification means the beneficiary for insurance payable upon the death of the Insured.

     Unless we endorse this contract to say otherwise, the beneficiary for insurance payable upon the death of the insured spouse will be the Insured if living, otherwise the estate of the insured spouse.

     The beneficiary for insurance payable upon the death of the insured spouse may be changed. The request must be in writing and in a form that meets our needs. It will take effect only when we file it at our Home Office; this will be after the contract is sent to us to be endorsed, if we ask for it. Then any previous beneficiary's interest in such insurance will end as of the date of the request. It will end then even if the insured spouse is not living when we file the request. Any beneficiary's interest is subject to the rights of any assignee we know of.

     When a beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated.

AL 189D

MISSTATEMENT OF AGE OR SEX

     If the insured spouse's stated age or sex or both are not correct, we will change each benefit and any amount payable to what the premium and charges would have bought for the correct age and sex.

     The Schedule of Premiums may show that premiums change or stop on a certain date. We may have used that date because the insured spouse would attain a certain age on that date. If we find that the issue age for the insured spouse was wrong, we will correct that date.

SUICIDE EXCLUSION

     If the insured spouse, whether sane or insane, dies by suicide within the period which we state in the Suicide Exclusion under General Provisions, we will not pay the amount we describe under Benefit above. Instead, we will pay no more than the sum of the monthly charges deducted for this benefit. We will make that payment in one sum.

REINSTATEMENT

     If this contract is reinstated, it will not include the insurance that we provide under this benefit on the life of the insured spouse unless we are given any facts we need to satisfy us that the insured spouse is insurable for the benefit.

CONTRACT VALUE OPTIONS

     If this contract has a Contract Value Options provision, it will apply only during the Insured's lifetime. Any extended or reduced paid-up insurance that may be described there is on the life of the Insured only.

CONTRACT LOANS

     If this contract has a Loans provision, we will not consider any contract debt when we determine the amount payable, if any, at the death of the insured spouse.

INCONTESTABILITY

     Except for default, we will not contest this benefit after it has been in force during the insured spouse's lifetime for two years from the issue date.

BENEFIT PREMIUMS

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of the charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

     Benefit premiums and charges stop on the earliest of: (1) the death of the Insured, (2) the death of the insured spouse, and (3) the first contract anniversary that follows the end of the final renewal term period.

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the end of the last day before the contract date of any other contract
        (a) for which the benefit is exchanged, or (b) to which the benefit is changed;

     3. the date the contract is surrendered under its Cash Value Option, if it has one, or the paid-up insurance, if any, under the benefit is surrendered;

     4. the end of the day that is the first contract anniversary after the insured spouse's 70th birthday; and

     5. the date the contract ends for any other reason.

     Further, if you ask us in writing in the premium period, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

THIS SUPPLEMENTARY BENEFIT RIDER ATTACHED TO THIS CONTRACT ON THE CONTRACT
DATE

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
    ---------------------------
         Secretary

AL 189D

EXHIBIT 26(d)(xxxv)

RIDER FOR LEVEL TERM INSURANCE BENEFIT
ON LIFE OF INSURED--PREMIUM INCREASES ANNUALLY

      This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data page(s).

BENEFIT

     We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period for the benefit; and (2) while this contract is in force and not in default past the last day of the grace period.  Any proceeds under this contract that may arise from the Insured's death will include this amount. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     We show the amount of term insurance under this benefit on the contract data page(s). We also show the term period for the benefit there. It starts on the contract date, which we show on the first page. The anniversary at the end of the term period is part of that period.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

     You may be able to exchange this benefit for a new contract of life insurance on the Insured's life. You will not have to prove that the Insured is insurable. When we use the phrase new contract in this provision, we mean the contract for which the benefit may be exchanged.

CONDITIONS

     Your right to make this exchange is subject to all these conditions: (1) You must ask for the exchange in writing and in a form that meets our needs. (2) You must send this contract to us to be endorsed. (3) We must have your request and the contract at our Home office while the benefit is in force and not later than the second to occur of (a) the fifth contract anniversary; and (b) the contract anniversary on which the Insured's attained age is 65.

     The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that: (1) the insurance under the new contract took effect on its contract date; and (2) this benefit ended just before that contract date.

PREMIUM CREDIT

     If your request for a new contract is received at our Home Office before the fifth anniversary of this contract, we will allow a credit on each premium that is due or scheduled for payment during the first year of the new contract.  If, as of the date of the new contract, this contract has been in force for at least one year, the credit will be equal to 10% of the premium for the new contract, excluding any premium or charge for an extra risk. If, as of the date of the new contract, this contract has been in force for less than one year, the credit will be equal to the credit determined in the preceding sentence, multiplied by the number of months for which this contract has been in force, divided by twelve. We will apply the credit to each due or scheduled first-year premium on the date we receive payment of the balance of that premium.

     Example: You might request an exchange during the third year of this contract. Let us assume that premiums due or scheduled under the new contract resulting from the exchange would be $100 monthly, (with no premium or charge for an extra risk). We would apply a credit of $10 on each date on which we receive payment of at least $90 for a monthly premium that is due or scheduled for payment during the first year of the new contract. If you requested this exchange after this contract had been in force for only 6 months, we would apply a credit of $5 ($10 multiplied by 6, divided by 12) on each date on which we receive payment of $95 for a monthly premium that is due or scheduled during the first year of the new contract.

AL 188 D

CONTRACT DATE

     The date of the new contract will be the date you ask for in your request.  But it may not be after the date to which premiums are paid for this benefit. It may not be later than the second to occur of (a) the fifth contract anniversary; and (b) the contract anniversary on which the Insured's attained age is 65. And it may not be more than 31 days before we have your request at our Home Office.

CONTRACT SPECIFICATIONS

     The new contract will be in the same rating class as this contract. We will set the issue age and the premiums for the new contract in accordance with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex. But it cannot be any of these: (1) a single premium contract; or (2) one that insures anyone in addition to the Insured; or (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount you ask for in your request. But except as we state below, that amount must be an amount we would regularly issue for the plan you choose. And it cannot be less than $10,000 or more than the amount of term insurance for this benefit. The face amount you want might be less than the smallest amount we would regularly issue on the plan you want. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

     If (1) the new contract is either on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan, (2) this contract has a benefit for waiving or paying premiums in the event of disability, and (3) we would include that kind of benefit in other contracts like the new contract, we will put that kind of benefit in the new contract. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we refer to other contracts, we mean contracts we would regularly issue on the same plan as the new contract and for the same rating class, amount, issue age and sex.

     We will not deny a benefit for waiving or paying premiums that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because disability started before the contract date of the new contract. But any premium to be waived or paid for that disability under the new contract must be at the frequency that was in effect for this contract when the disability started.

     We will not waive any premium under the new contract unless it has a benefit for waiving premiums in the event of disability. This will be so even if we have waived premiums under this contract.

MISCELLANEOUS PROVISIONS

CHANGES

     You may be able to have this benefit changed to a new contract of life insurance (either with us or with a subsidiary of ours) other than in accordance with the requirements for exchange that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.  Benefit premiums and monthly charges stop on the contract anniversary at the end of the term period for this benefit.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the contract fund.

AL 188 D

TERMINATION

     This benefit will end on the earliest of:

     1. the end of its term period;

     2. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     3. the end of the last day before the contract date of any other contract
        (a) for which the benefit is exchanged, or (b) to which the benefit is changed;

     4. the date the contract is surrendered under its Cash Value Option, if it has one; and

     5. the date the contract ends for any other reason.

     Further, if you ask us in writing in the premium period, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

     This Supplementary Benefit rider attached to this contract on the Contract Date

The Prudential Insurance Company of America,

By /s/   SPECIMEN
    -------------------------------
         Secretary

AL 188 D

EXHIBIT 26(d)(xxxvi)

RIDER FOR TERM INSURANCE BENEFIT ON LIFE OF
INSURED--DECREASING AMOUNT

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period for the benefit: and (2) while this contract is in force and not in default beyond the last day of the grace period.  Any proceeds under this contract that may arise from the Insured's death will include this amount. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     We show the initial Amount of Term Insurance under this benefit on the contract data pages. We also show the term period for the benefit there. It starts on the contract date, which we show on the first page. The anniversary at the end of the term period is part of that period.

AMOUNTS PAYABLE

     The amount we will pay depends on when death occurs. In the Table of Amounts of Insurance on the contract data pages we show the amount we will pay if death occurs in a given contract year.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

     You may be able to exchange this benefit for a new contract of life insurance on the Insured's life. You will not have to prove that the Insured is insurable. When we use the phrase new contract in this provision, we mean the contract for which this benefit may be exchanged.

CONDITIONS

     Your right to make this exchange is subject to all these conditions: (1) The amount we would have paid under this benefit if the Insured had died just before the contract date of the new contract must be large enough to meet the minimum for a new contract, as we describe under Contract Specifications. (2) You must ask for the exchange in writing and in a form that meets our needs. (3) You must send this contract to us to be endorsed. (4) We must have your request and the contract at our Home Office while the benefit is in force and at least five years before the end of its term period.

     The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that: (1) the insurance under the new contract took effect on its contract date: and (2) this benefit ended just before that contract date.

PREMIUM CREDIT

     If your request for a new contract is received at our Home Office before the fifth anniversary of this contract, we will allow a credit on each premium that is due or scheduled for payment during the first year of the new contract.  If, as of the date of the new contract, this contract has been in force for at least one year, the credit will be equal to 10% of the premium for the new contract, excluding any premium or charge for an extra risk. If, as of the date of the new contract, this contract has been in force for less than one year, the credit will equal to the credit determined in the preceding sentence, multiplied by the number of months for which this contract has been in force, divided by twelve. We will apply the credit to each due or scheduled first-year premium on the date we receive payment of the balance of that premium.

     Example: You might request an exchange during the third year of this contract. Let us assume that premiums due or scheduled under the new contract resulting from the exchange would be $100 monthly (with no premium or charge for an extra risk). We would apply a credit of $10 on each date on which we receive payment of a least $90 for a monthly premium that is due or scheduled for payment during the first year of the new contract. If you requested this exchange after this contract had been in force for only 6 months, we would apply a credit of $5 ($10 multiplied by 6, divided by 12) on each date on which we receive payment of $95 for a monthly premium that is due or scheduled during the first year of the new contract.

AL 130E

CONTRACT DATE

     The date of the new contract will be the date you ask for in your request. But it may not be more than 61 days after the date of your request. It may not be less than five years before the end of the term period for the benefit. And it may not be more than 31 days before we have your request at our Home Office.

CONTRACT SPECIFICATIONS

     The new contract will be in the same rating class as this contract. We will set the issue age and the premiums for the new contract in accordance with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex.  But it cannot be any of these: (1) a single premium contract: or (2) one that insures anyone in addition to the Insured: or (3) one that includes or provides for term insurance other than extended insurance: or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium: or (5) one with supplementary benefits other than the benefit to which we refer later in these paragraphs.

     Its face amount will be the amount you ask for in your request. But except as we state below, that amount must be an amount we would regularly issue for the plan you choose. And it cannot be less than $10,000 or more than 80% of an amount we would have paid under this benefit if the Insured had died just before the contract date of the new contract. (Since $10,000 is 80% of $12,500, the amount we would have paid must be at least $12,500 for an exchange to be possible.) The face amount you want might be less than the smallest amount we would regularly issue on the plan you wish. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

     If (1) the new contract is either on the Life Paid Up at Age 85 plan or has a premium period at least as long as for that plan, (2) this contract has a benefit for waiving or paying premiums in the event of disability, and (3) we would include that kind of benefit in other contracts like the new contract, we will put that kind of benefit in the new contract. The benefit, if any, in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In this paragraph, when we refer to other contracts, we mean contracts we would regularly issue on the same plan as the new contract and for the same rating class, amount, issue age and sex.

     We will not deny a benefit for waiving or paying premiums that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because disability started before the contract date of the new contract. But any premium to be waived or paid for that disability under the new contract must be at the frequency that was in effect for this contract when the disability started.

     We will not waive or pay any premium under a new contract unless it has a benefit for waiving or paying premiums in the event of disability. This will be so even if we have waived or paid premiums under this contract.

CHANGES

     You may be able to have this benefit changed to a new contract of life insurance (either with us or with a subsidiary of ours) other than in accord with the requirements for exchange that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

AL 130E

MISCELLANEOUS PROVISIONS

BENEFIT PREMIUMS AND CHARGES

     We show the premiums for this benefit in the contract data pages. From each premium payment, we make the deductions as shown in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is also shown on the contract data pages.

     Benefit premiums and monthly charges stop on the contract anniversary at the end of the tern period for this benefit.

TERMINATION

This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the end of the last day before the contract date of any other contract
        (a) for which the benefit is exchanged, or (b) to which the benefit is changed;

     3. the date the contract is surrendered under its Cash Value Option, if it has one; and

     4. the date the contract ends for any other reason.

     Further, if you ask us in writing in the premium period, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

     This Supplementary Benefit rider attached to this contract on the Contract Date

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
    ---------------------------
         Secretary

AL 130E

EXHIBIT 26(d)(xxxvii)

RIDER FOR A LEVEL PREMIUM OPTION

     This is a modified premium contract. On the contract change date (see Contract Change Date) the basic premium may increase to an amount no greater than that shown in the Schedule of Premiums in the contract data pages. This rider describes a level premium option which guarantees the basic level premium (excluding additional premiums for any supplementary benefits) will not change on the contract change date. But this is subject to all the provisions of this rider and of the rest of the contract.

BASIC LEVEL PREMIUMS

     We show the amount and frequency of the basic level premium in the Optional Schedule Of Level Premiums included in this rider. An increase or decrease in the face amount will change the basic level premiums.

SCHEDULED LEVEL PREMIUMS

     The scheduled level premiums are equal to the basic level premiums plus the charge for applicable taxes. The scheduled level premiums will change if the basic level premiums change or the charge for applicable taxes change. We show the amount of the first scheduled level premium in the level premium schedule.

     The scheduled level premium is the minimum premium required, at the frequency chosen, to continue the contract in full force and to guarantee the basic premium will not increase on the contract change date. This assumes you pay all level scheduled premiums when due, you make no withdrawals, and any contract debt does not exceed the cash value.

LEVEL PREMIUM ACCOUNT

     On the contract date, the level premium account is equal to the invested premium amount credited on that date, minus the basic level premium then due, plus the charge for payment processing. On any other day, the level premium account is equal to:

     1. what it was on the prior day; plus

     2. if the premium account was greater than zero on the prior day, interest on the excess at 4% a year; minus

     3. if the premium account was less than zero on the prior day, interest on the deficit at 4% a year; plus

     4. any invested premium amount credited on that day; minus

     5. any basic level premium due on that day less the charge for payment processing; minus

     6. any withdrawals on that day.

     On the contract change date, we will look at the level premium account described above. If the level premium account is zero or greater, we will not increase the basic premium from the amount shown in the schedule of level basic premiums. We may charge less. If the level premium account is less than zero, we will proceed as described under Contract Change Date(s).

     If level scheduled premiums that are due are not paid, or if smaller payments are made, the premium may increase on the contract change date.

     Payment of the level scheduled premium is at your option. We will bill you for the level scheduled premium if you ask us.

     This rider does not change the guarantees associated with the payment of scheduled premiums as described under Premium Payment And Reinstatement.

Rider attached to and made a part of this contract on the Contract Date.

The Prudential Insurance Company of America,

By /s/  SPECIMEN
   -------------------------
          Secretary

ORD 88705-92

EXHIBIT 26(d)(xxxviii)

PAYMENT OF UNSCHEDULED PREMIUM BENEFIT

TOTAL DISABILITY BENEFIT

     Under this rider we will pay the unscheduled premiums described below into the contract for you on the scheduled premium due dates while the Insured remains totally disabled. But this is subject to all the provisions of this benefit and of the rest of this contract.

DISABILITY DEFINED

     When we use the words disability and disabled in this benefit we mean total disability and totally disabled. Here is how we define them: (1) until the Insured has stayed disabled for two years, we mean that he or she cannot, due to sickness or injury, do any of the duties of his or her regular occupation; but (2) after the Insured has stayed disabled for two years, we mean that he or she cannot, due to sickness or injury, do any gainful work for which he or she is reasonably fitted by education, training, or experience.

     Except for what we state in the next sentence, we will at no time regard an Insured as disabled who is doing gainful work for which he or she is reasonably fitted by education, training, or experience. We will regard an Insured as disabled, even if working or able to work, if he or she incurs, during a period in which premiums are eligible to be paid by us as we describe below, one of the following: (1) permanent and complete blindness of both eyes; or (2) physical severance of both hands at or above the wrists or both feet at or above the ankles; or (3) physical severance of one hand at or above the wrist and one foot at or above the ankle.

CONDITIONS

     1. The Insured must become disabled while this contract is in force and not in default past its days of grace.

     2. The Insured must become disabled after the first contract year. If the
        Insured's issue age is less than 5, the Insured must become disabled on or after the first contract anniversary following his or her
        5th birthday.

     3. The Insured must become disabled before the first contract anniversary following his or her 65th birthday.

     4. The Insured must stay disabled for a period of at least 6 months while living.

UNSCHEDULED PREMIUMS ELIGIBLE TO BE PAID BY US

     If the Insured becomes disabled as described above, we will pay an unscheduled premium on each scheduled premium due date that occurs while the Insured remains disabled and prior to the first contract anniversary following his or her 65th birthday. In determining whether a due date occurs we will use the scheduled premium frequency in effect when the Insured becomes disabled. The total amount of unscheduled premiums we will pay in a contract year (the annual benefit amount) is described below.

     The amount of each unscheduled premium we pay will depend on the frequency with which scheduled premiums are due. If the scheduled premiums are due annually, each unscheduled premium we pay will equal the benefit amount. If the scheduled premiums are due other than annually, each unscheduled premium payment will be correspondingly smaller.

ANNUAL BENEFIT AMOUNT

     If the Insured becomes disabled during the first contract year, the annual benefit amount for that period of disability is zero.

     If the Insured becomes disabled during the second contract year, the annual benefit amount for that period of disability is equal to the smaller of: (1) the maximum annual benefit amount shown for this benefit in the contract data pages, and (2) the amount in the premium account (the premium account is described elsewhere in this contract) at the start of the second contract year.

0RD 88966--93

     If the Insured becomes disabled after the second contract year, the annual benefit amount for a period of disability will be the amount determined at the start of the contract year in which the Insured becomes disabled. It is equal to the smallest of: (1) the maximum annual benefit amount shown in the contract data pages, (2) the amount in the premium account divided by the number of whole years from the contract date, and (3) the annual benefit amount for the preceding contract year. The benefit amount may decrease only on a contract anniversary. It will never increase.

     If the annual benefit amount determined at the start of the second contract year is less than $50, we will consider it to be zero. If any subsequent benefit amount is less than one-half of the benefit amount determined at the start of the second contract year, we will consider it to be zero.

EXCEPTIONS

     We will not pay any unscheduled premiums if the Insured becomes disabled from: (1) an injury he causes to himself, or she causes to herself, on purpose; or (2) sickness or injury due to service on or after the contract date in the armed forces of any country(ies) at war. The word war means declared or undeclared war and includes resistance to armed aggression.

SUCCESSIVE DISABILITIES

     Here is what happens if the Insured becomes disabled (even in the first contract year), then gets well, and then becomes disabled again. In this case, we will not apply the six-month period that would otherwise be required by Condition (4) and will consider the second period of disability to be part of the first period unless: (1) the Insured has done gainful work, for which he or she is reasonably fitted, for at least six months between the periods; or (2) the Insured became disabled the second time from an entirely different cause.

     If we do not apply the six-month period required by Condition (4), we also will not count the days when there was no disability as part of the two year period when disability means the Insured cannot do any of the duties of his or her regular occupation.

NOTICE AND PROOF OF CLAIM

     Notice and proof of any claim must be given to us, if possible, while the Insured is living and disabled. We may also require proof at reasonable times that the Insured is still disabled. After he or she has been disabled for two years, we will not ask for proof of continued disability more than once a year.  As a part of any proof, we have the right to require that the Insured be examined at our expense by doctors of our choice.

WHEN WE WILL STOP PAYING ELIGIBLE UNSCHEDULED PREMIUMS

     We will stop paying unscheduled premiums that we would otherwise pay if: (1) we ask for proof that the Insured is disabled and we do not receive it; or (2) we require that the Insured be examined and he or she fails to do so.

CHARGES

     The monthly deduction from the contract fund for this benefit during any contract year will be the annual benefit amount for that contract year times the monthly rate. The monthly rate is shown in the contract data pages. Monthly deductions begin on the first contract anniversary.

ADDITIONAL UNSCHEDULED PREMIUMS DURING DISABILITY

     You may make additional unscheduled premium payments as provided in the Unscheduled Premiums section of the contract even when we are paying unscheduled premiums under this benefit. These unscheduled premiums will not change the benefit amount during that period of disability.

REINSTATEMENT OF BENEFIT

     If the conditions for reinstating this contract are met, this benefit may also be reinstated. To reinstate the full benefit, we must be paid an amount sufficient to restore the premium account to what it would have been had the contract not lapsed.

TERMINATION

     This benefit will end on the earliest of:

     1. the end of the last day of grace if the contract is in default; it will not continue if a benefit takes effect under any contract value options provision that may be in the contract;

     2. the end of the day before the first contract anniversary following the
        Insured's 65th birthday;

     3. the date the contract is surrendered under its Cash Value Option, if it has one;

     4. the contract anniversary on which the annual benefit amount is deemed to be zero, as described under Annual Benefit Amount; and

     5. the date the contract ends for any other reason.

CANCELLATION OF RIDER

     If you ask us in writing, we will cancel this rider as of the date of your request.

RIDER ATTACHED TO AND MADE A PART OF THIS CONTRACT ON THE CONTRACT DATE.

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
    ---------------------------
         Secretary

ORD 88966--93

EXHIBIT 26(d)(xxxix)

RIDER FOR SCHEDULED TERM INSURANCE BENEFIT
ON LIFE OF INSURED

     This benefit is a part of this contract only if it is included in the list of supplementary benefits on the contract data pages.

BENEFIT

     If we receive due proof that the Insured died while this rider was in force, we will include the amount of this benefit in any proceeds under the contract that may arise from that death. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

     We show the Schedule of Benefit Amounts on the contract data pages.

RIDER PREMIUMS AND CHARGES

     We show the premiums for this rider on the contract data pages. From each premium payment, we make the deductions as shown in these pages and the balance is the invested premium amount which is added to the contract fund.

     The monthly charge for this rider is deducted on each monthly date from the contract fund. (See the contract data pages.)

REQUESTED CHANGES IN SCHEDULE OF BENEFIT AMOUNTS

     You may change the Schedule of Benefit Amounts once each contract year, while this rider is in force. You may do so subject to the following conditions:

     1. You must ask for the change in writing and in a form that meets our needs.

     2. The change must be one permitted by our then current underwriting rules.

     3. For an increase, you must give us any facts we need to satisfy us that the Insured is insurable for the amount of the increase in the rating class in effect at issue as shown on page 3. We will not approve an increase if we are paying premiums according to any payment of premiums benefit that may be included in the contract.

     4. You must pay us any required underwriting fee.

     5. You must send us the contract to be endorsed.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT CONDITIONS

     You may be able to exchange all or part of the term insurance under this Benefit for a new contract of life insurance on the Insured's life. You will not have to prove that the Insured is insurable. When we use the phrase new contract in this provision, we mean the contract for which the term insurance may be exchanged.

CONDITIONS

     Your right to make this exchange is subject to all these conditions: (1) You must ask for the exchange in writing and in a form that meets our needs.  (2) You must send this contract to us to be endorsed. (3) We must have your request and the contract at our Home Office while this rider is in force and not later than the second to occur of (a) the fifth contract anniversary; and (b) the contract anniversary on which the Insured's attained age is 65. (4) This Benefit amount will be reduced by the exchanged amount of term insurance and premiums will be reduced accordingly.

     The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that: (1) the insurance under the new contract took effect on its contract date; and (2) the exchanged amount of term insurance ended just before that contract date. With respect to the part of the last premium that was used to pay for the exchanged amount of term insurance, we will return any of such part that is more than was needed to pay premiums to the contract date of the new contract.

AL 193

CONTRACT DATE

     The date of the new contract will be the date you ask for in your request. But it may not be more than 61 days after the date of your request. It may not be later than the second to occur of (a) the fifth contract anniversary; and (b) the one on which the Insured's attained age is 65. And it may not be more than 31 days before we have your request at our Home Office.

CONTRACT SPECIFICATIONS

     The new contract will be in the same rating class as this contract. We will set the issue age and the premiums for the new contract in accordance with our regular rules in use on its contract date.

     The new contract may be on any life or endowment plan we would regularly issue on its contract date for the same rating class, amount, issue age and sex. But it cannot be any of these: (1) a single premium contract; (2) one that insures anyone in addition to the Insured; (3) one that includes or provides for term insurance other than extended insurance; or (4) one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium.

     The new contract's face amount will be the amount you ask for in your request. It must be at least $10,000 and not more than the amount of term insurance that would have been in force under this Benefit on the contract date of the new contract if there had been no exchange. The face amount you want might be less than the smallest amount we would regularly issue on the plan you wish. In that case we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to do so.

     The new contract may have supplementary benefits only if you give us any facts we need to satisfy us that the Insured is insurable for the benefit(s), and if we consent.

MISCELLANEOUS PROVISIONS

CHANGES

     You may be able to have this Benefit changed to a new contract of life insurance other than in accord with the requirements for exchange that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

SUICIDE

     The Suicide Exclusion provision of the contract applies to this rider as issued.

     The following statement applies only with respect to any increase in coverage that results from a request you make in accordance with this rider.  If the Insured, whether sane or insane, dies by suicide within two years from the date of your application for the increase, we will pay no more than the sum of the premiums paid for the increase.

TERMINATION

     This rider will end on the earliest of:

     1. the end of the last year for which a benefit is shown in the Schedule of
        Benefit Amounts;

     2. the end of the last day before the contract date of any other contract for which the term insurance under this Benefit is exchanged or changed;
        but this applies only if the amount of term insurance left under the benefit after the exchange or change is less than the minimum allowed by our rules;

     3. the end of the last day of grace if the contract is in default;

     4. the date the contract is surrendered under its Cash Value Option, if it has one; and

     5. the date the contract ends for any other reason.

     Further, if you ask us in writing, we will cancel the rider as of the last monthly date on or before the date we receive your request. If we do so, or if the rider ends as we describe in 2 above, contract premiums and monthly charges due then and later will be reduced accordingly.

This Supplementary Benefit rider attached to this contract on the Contract Date

The Prudential Insurance Company of America,

By /s/ DOROTHY K. LIGHT
   ------------------------
          Secretary

AL 193

Exhibit 26(d)(xl)

          ENDORSEMENTS

          (Only we can endorse this contract.)

          ALTERATION OF TEXT

          The provision of this contract entitled "Assignment" is replaced at issue by the following:

Assignment    We will not be deemed to know of an assignment unless we receive it, or a copy of it, at our Home Office. We are not obliged to see that an assignment is valid or sufficient. This contract may not be assigned to any employee benefit plan or program without our consent. This contract may not be assigned if such assignment would violate any federal, state, or local law or regulation prohibiting sex distinct rates for insurance.

          The Prudential Insurance Company of America,

          By Dorothy K. Light
             Secretary

--------------
 ORD 89224-94
--------------

EXHIBIT 26(d)(xli)

RIDER FOR TERM INSURANCE BENEFIT ON LIFE OF
INSURED SPOUSE

This benefit is a part of this contract only if it is listed on a contract data page.

BENEFIT

We will pay an amount under this benefit if we receive due proof that the insured spouse died: (1) in the term period for the benefit; and (2) while this contract was in force and not in default beyond the last day of the grace period. We will pay this amount to the beneficiary for insurance payable upon the insured spouse's death. But our payment is subject to all the provisions of the benefit and of the rest of this contract. The phrase insured spouse means the Insured's spouse named in the application for this contract.

We show the amount of term insurance under this benefit on a contract data page.  We also show the term period for the benefit there. The term period starts on the contract date.

BENEFIT PREMIUMS AND CHARGES

We show the premiums for this benefit on a contract data page. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the Contract Fund.

The monthly charge for this benefit is deducted on each monthly date from the Contract Fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

Benefit premiums and monthly charges stop on the earliest of: (1) the death of the Insured, (2) the death of the insured spouse, and (3) the first contract anniversary that follows the end of the term period.

PAID-UP INSURANCE

PAID-UP INSURANCE ON LIFE OF INSURED SPOUSE

If the Insured dies in the term period for this benefit, while this contract is in force and not in default past the last day of the grace period, and while the insured spouse is living, the insurance on the life of the insured spouse under the benefit will become paid-up term insurance during the remainder of the term period. While the paid- up insurance is in effect, the contract will remain in force. The paid-up insurance will have cash values but no loan value.

If this benefit becomes paid-up, it may be surrendered for its net cash value. This will be the net value on the date of surrender of the paid-up insurance plus any dividend credits. But, within 30 days after a contract anniversary, the net cash value will not be less than it was on that anniversary, adjusted for any dividend credits that were surrendered since then. We base this net cash value on the insured spouse's age and sex. The insured spouse's age at any time will be his or her age last birthday on the contract date plus the length of time since that date. We use the Commissioners 1980 Standard Ordinary Mortality Table. We use continuous functions based on age last birthday. We use an effective interest rate of 4% a year.

We will usually pay any cash value promptly. But we have the right to postpone paying it for up to six months. If we do so for more than 30 days, we will pay interest at the rate of 3% a year. If we are asked for the values which apply, we will furnish them.

AL 451 B--96

MISCELLANEOUS
OWNERSHIP

While any insurance is in force after the Insured's death, the insured spouse will be the owner of the contract and will be entitled to any contract benefit and value and the exercise of any right and privilege granted by the contract or by us. But any insurance payable upon the Insured's death will be payable to the beneficiary for that insurance.

BENEFICIARY

The word beneficiary where we use it in this contract without qualification means the beneficiary for insurance payable upon the death of the Insured.

On the contract date, unless we issue the contract with an endorsement that states otherwise, the beneficiary for insurance payable upon the death of the insured spouse will be the Insured if living, otherwise the estate of the insured spouse.

You may change the beneficiary for insurance payable upon the death of the insured spouse. The request must be in a form that meets our needs. It will take effect only when we file it; this will be after you send us the contract, if we require it to issue an endorsement. Then any previous beneficiary's interest in such insurance will end as of the date of the request. It will end then even if the insured spouse is not living when we file the request. Any beneficiary's interest is subject to the rights of any assignee we know of.

When a beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated.

MISSTATEMENT OF AGE OR SEX

If the insured spouse's stated age or sex or both are not correct, we will change each benefit and any amount payable to what the premiums and charges would have bought for the correct age and sex.

The Schedule of Premiums may show that premiums change or stop on a certain date. We may have used that date because the insured spouse would attain a certain age on that date. If we find that the issue age for the insured spouse was wrong, we will correct that date.

SUICIDE EXCLUSION

If the insured spouse, whether sane or insane, dies by suicide within the period which we state in the Suicide Exclusion under Death Benefits provision, we will not pay the amount we describe under Benefit above. Instead, we will pay no more than the sum of the monthly charges deducted for this benefit to the date of death plus the charge for applicable taxes. We will make that payment in one sum.

REINSTATEMENT

If this contract is reinstated, it will not include the insurance that we provide under this benefit on the life of the insured spouse unless you prove to us that the insured spouse is insurable for the benefit.

INCONTESTABILITY

Except for default, we will not contest this benefit after it has been in force during the insured spouse's lifetime for two years from the issue date.

AL 451 B--96

TERMINATION OF BENEFIT

This benefit will end on the earliest of:

1. the end of the last day of the grace period if the contract is in default; it will not continue if either extended insurance or reduced paid-up insurance takes effect;

2. the date the contract is surrendered under its Cash Value Option, if it has one, or the paid-up insurance, if any, under the benefit is surrendered;

3. the end of its term period; and

4. the date the contract ends for any other reason.

Further, if you ask us in a form that meets our needs, we will cancel the benefit as of the first monthly date on or after we receive your request.  Contract premiums and monthly charges due then and later will be reduced accordingly.

THIS SUPPLEMENTARY BENEFIT RIDER ATTACHED TO THIS CONTRACT ON THE CONTRACT DATE

The Prudential Insurance Company of America.

                                          By /s/ SPECIMEN
                                             -----------------------
                                                 Secretary

AL 451 B--96

EXHIBIT 26(d)(xlii)

RIDER FOR TERM INSURANCE BENEFIT ON LIFE OF
INSURED SPOUSE

This benefit is a part of this contract only if it is listed on a contract data page.

BENEFIT

We will pay an amount under this benefit if we receive due proof that the insured spouse died: (1) in the term period for the benefit; and (2) while this contract was in force and not in default beyond the last day of the grace period. We will pay this amount to the beneficiary for insurance payable upon the insured spouse's death. But our payment is subject to all the provisions of the benefit and of the rest of this contract. The phrase insured spouse means the Insured's spouse named in the application for this contract.

We show the amount of term insurance under this benefit on a contract data page. We also show the term period for the benefit there. The term period starts on the contract date.

BENEFIT PREMIUMS AND CHARGES

We show the premiums for this benefit on a contract data page. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the Contract Fund.

The monthly charge for this benefit is deducted on each monthly date from the Contract Fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the contract data pages.

Benefit premiums and monthly charges stop on the earliest of: (1) the death of the Insured, (2) the death of the insured spouse, and (3) the first contract anniversary that follows the end of the term period.

PAID-UP INSURANCE

PAID-UP INSURANCE ON LIFE OF INSURED SPOUSE

If the Insured dies in the term period for this benefit, while this contract is in force and not in default past the last day of the grace period, and while the insured spouse is living, the insurance on the life of the insured spouse under the benefit will become paid-up term insurance during the remainder of the term period. While the paid-up insurance is in effect, the contract will remain in force. The paid-up insurance will have cash values but no loan value.

If this benefit becomes paid-up, it may be surrendered for its net cash value. This will be the net value on the date of surrender of the paid-up insurance plus any dividend credits. But, within 30 days after a contract anniversary, the net cash value will not be less than it was on that anniversary, adjusted for any dividend credits that were surrendered since then. We base this net cash value on the insured spouse's age and sex. The insured spouse's age at any time will be his or her age last birthday on the contract date plus the length of time since that date. We use the Commissioners 1980 Standard Ordinary Mortality Table. We use continuous functions based on age last birthday. We use an effective interest rate of 4% a year.

We will usually pay any cash value promptly. But we have the right to postpone paying it for up to six months. If we do so for more than 30 days, we will pay interest at the rate of 3% a year. If we are asked for the values which apply, we will furnish them.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

While the Insured is living, you may convert this benefit to a new contract of life insurance on the life of the insured spouse. You will not have to prove that the insured spouse is insurable.

CONDITIONS

You must ask for the conversion in a form that meets our needs, while the benefit is in force, and on or before the fifth contract anniversary. The amount we would have paid under this benefit if the insured spouse had died just before the contract date of the new contract must be large enough to meet the minimum for a new contract, as we describe under Contract Specifications.

The new contract will not take effect unless the premium for it is paid while the insured spouse is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that the new contract took effect on its contract date and that this benefit ended just before that date.

AL 450 B--96

PREMIUM CREDIT

If we receive your request for conversion before the fifth anniversary of this contract, we will allow a credit on each premium that is due or scheduled for payment during the first year of the new contract.

If this contract has been in force for at least one year on the contract date of the new contract, we will allow the full credit described below. If this contract has been in force for less than one year as of that date, the credit will be reduced to consider the portion of a year for which this contract has then been in force.

The full credit is equal to the premiums for the term insurance being converted that were due, on the premium mode in effect at the time of conversion, during the twelve months preceding the date of the new contract. Extra premiums or charges for extra risks or extra benefits other than a benefit for waiving premiums are not considered in determining this credit.

We will reduce each premium due or scheduled for payment in the first year of the new contract to consider either the full or reduced credit, as appropriate.

CONTRACT DATE

You may choose any date for the contract date of the new contract that is not more than 61 days after the date of your request, not after the contract anniversary on which the insured spouse's attained age is 65, and not more than 31 days prior to the date we receive your request.

CONTRACT SPECIFICATIONS

The new contract will be in the rating class we show for this benefit on a contract data page. We will set the issue age and the premiums for the new contract in accordance with our regular rules in use on its contract date.

Except as we state in the next sentence, the new contract may be on any life or endowment plan we regularly issue on its contract date for the same rating class, amount, issue age and sex. It may not be: a single-premium contract; one that insures anyone in addition to the Insured; one that includes or provides for term insurance, other than extended insurance; one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or one with any benefit other than the basic insurance benefit and the waiver benefit we refer to below.

The basic amount of the new contract may be any amount you ask for as long as it is at least $10,000 and not more than the amount of term insurance for this benefit. If the amount you want is smaller than the smallest amount we would regularly issue on the plan you want, we will issue a new contract for as low as $10,000 on the Life Paid-Up at Age 85 plan if you ask us to.

Even though this contract does not have a benefit for waiving premiums on the life of an insured spouse, we will include this benefit in the new contract if its premium period runs to at least the Insured's attained age 85 and if we would include a waiver benefit in other contracts like the new one.

We will not waive any premium under the new contract unless it has a benefit for waiving premiums in the event of disability, even if we have waived premiums under this contract. And we will not waive any premium under the new contract unless the disability started on or after its contract date.

Any benefit for waiving premiums in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In any of these paragraphs, when we refer to other contracts, we mean contracts we would regularly issue on the same plan as the new contract and for the same rating class, amount, issue age and sex.

CHANGES

You may be able to have this benefit changed to a new contract of life insurance other than in accordance with the requirements for conversion that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

AL 450 B--96

MISCELLANEOUS

OWNERSHIP

While any insurance is in force after the Insured's death, the insured spouse will be the owner of the contract and will be entitled to any contract benefit and value and the exercise of any right and privilege granted by the contract or by us. But any insurance payable upon the Insured's death will be payable to the beneficiary for that insurance.

BENEFICIARY

The word beneficiary where we use it in this contract without qualification means the beneficiary for insurance payable upon the death of the Insured.

On the contract date, unless we issue the contract with an endorsement that states otherwise, the beneficiary for insurance payable upon the death of the insured spouse will be the Insured if living, otherwise the estate of the insured spouse.

You may change the beneficiary for insurance payable upon the death of the insured spouse. The request must be in a form that meets our needs. It will take effect only when we file it; this will be after you send us the contract, if we require it to issue an endorsement. Then any previous beneficiary's interest in such insurance will end as of the date of the request. It will end then even if the insured spouse is not living when we file the request. Any beneficiary's interest is subject to the rights of any assignee we know of.

When a beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated.

MISSTATEMENT OF AGE OR SEX

If the insured spouse's stated age or sex or both are not correct, we will change each benefit and any amount payable to what the premiums and charges would have bought for the correct age and sex.

The Schedule of Premiums may show that premiums change or stop on a certain date. We may have used that date because the insured spouse would attain a certain age on that date. If we find that the issue age for the insured spouse was wrong, we will correct that date.

SUICIDE EXCLUSION

If the insured spouse, whether sane or insane, dies by suicide within the period which we state in the Suicide Exclusion under Death Benefits provision, we will not pay the amount we describe under Benefit above. Instead, we will pay no more than the sum of the monthly charges deducted for this benefit to the date of death plus the charge for applicable taxes. We will make that payment in one sum.

REINSTATEMENT

If this contract is reinstated, it will not include the insurance that we provide under this benefit on the life of the insured spouse unless you prove to us that the insured spouse is insurable for the benefit.

INCONTESTABILITY

Except for default, we will not contest this benefit after it has been in force during the insured spouse's lifetime for two years from the issue date.

AL 450 B--96

TERMINATION OF BENEFIT

This benefit will end on the earliest of:

1. the end of the last day of the grace period if the contract is in default; it will not continue if either extended insurance or reduced paid-up insurance takes effect;

2. the end of the last day before the contract date of any other contract to which the benefit is converted or changed;

3. the date the contract is surrendered under its Cash Value Option, if it has one, or the paid-up insurance, if any, under the benefit is surrendered;

4. the end of its term period; and

5. the date the contract ends for any other reason.

Further, if you ask us in a form that meets our needs, we will cancel the benefit as of the first monthly date on or after we receive your request.  Contract premiums and monthly charges due then and later will be reduced accordingly.

THIS SUPPLEMENTARY BENEFIT RIDER ATTACHED TO THIS CONTRACT ON THE CONTRACT DATE

The Prudential Insurance Company of America,

                                                By /s/ SPECIMEN
                                                   ---------------------
                                                       Secretary

AL 450 B--96

EXHIBIT 26(d)(xliii)

RIDER FOR LEVEL TERM INSURANCE BENEFIT ON LIFE
OF INSURED PREMIUM INCREASES ANNUALLY

This benefit is a part of this contract only if it is listed on a contract data page.

BENEFIT

We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period for the benefit; and (2) while this contract is in force and not in default past the last day of the grace period.  But our payment is subject to all the provisions of this rider and of the rest of this contract.

We show the amount of term insurance under this benefit on a contract data page.  We also show the term period for the benefit there. The term period starts on the contract date. The anniversary at the end of the term period is part of that period.

BENEFIT PREMIUMS AND CHARGES

We show the premiums for this benefit in the Schedule of Premiums in the contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the contract fund.  Benefit premiums and monthly charges stop on the anniversary at the end of the term period.

The monthly charge for this benefit is deducted on each monthly date from the contract fund. The amount of that charge is included in the Schedule of Monthly Deductions from the contract fund.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

You may convert this benefit to a new contract of life insurance on the Insured's life. You will not have to prove that the Insured is insurable.

CONDITIONS

You must ask for the conversion in a form that meets our needs, while this contract is in force and not in default past the last day of the grace period, and on or before the fifth contract anniversary. We may require you to send us this contract.

The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that the new contract took effect on its contract date and that this benefit ended just before that date.

PREMIUM CREDIT

Upon conversion to a new contract with scheduled premiums, we will allow a credit, as described below, on each premium that is due or scheduled for payment during the first year of the new contract. Upon conversion to a new contract without scheduled premiums, we will allow a credit as of the contract date provided you pay any required minimum initial premium for the new contract.

If this benefit has been in force for at least one year on the contract date of the new contract, we will allow the full credit described below. If this benefit has been in force for less than one year as of that date, the credit will be reduced on a pro-rata basis taking into consideration the portion of a year for which this benefit has then been in force.

The full credit is equal to the premiums for the term insurance being converted that were due, on the premium mode in effect at the time of conversion, during the twelve months preceding the date of the new contract. Extra premiums or charges for extra risks or extra benefits other than a waiver benefit are not considered in determining this credit.

AL 402 B--96

If the new contract has scheduled premiums, we will reduce each premium due or scheduled for payment in the first year of the new contract to consider either the full or reduced credit, as appropriate. If more than one premium is due or scheduled for payment, we will apportion any credit between them. If the new contract does not have scheduled premiums, we will pay either the full or reduced credit, as appropriate, into the new contract as of the contract date provided you pay any required minimum initial premium for the new contract.

CONTRACT DATE

If this contract is not in default, you may choose any contract date for the new contract that is not more than 31 days after nor more than 31 days before the date we receive your request, and not later than the fifth contract anniversary.  If this contract is in default but not past the last day of the grace period, the contract date for the new contract will be the date on which this contract went into default.

CONTRACT SPECIFICATIONS

The new contract will be in the same rating class as this contract. We will set the issue age, premiums and charges for the new contract in accordance with our regular rules in use on its contract date.

Except as we state in the next sentence, the new contract may be any life or endowment policy we regularly issue on its contract date for the same rating class, amount, issue age and sex. It may not be: a single-premium contract; one that insures anyone in addition to the Insured; one that includes or provides for term insurance, other than extended insurance; one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or one with any benefit other than the basic insurance benefit and the waiver benefit we refer to below. A waiver benefit may either waive or pay premiums in the event of the Insured's total disability.

The basic amount of the new contract may be any amount you ask for as long as it is at least $10,000 and not more than the amount of term insurance for this benefit. If the amount you want is smaller than the smallest amount we would regularly issue on the plan you want, we will issue a new contract for as low as $10,000 on the Life Paid Up at Age 85 plan if you ask us to.

If this contract has a waiver benefit in the event of the Insured's total disability, we will include a waiver benefit in the new contract if its premium period runs to at least the Insured's attained age 85 and if we would include a waiver benefit in other contracts like the new one.

We will not deny a waiver benefit that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because total disability started before the contract date of the new contract. Any premium to be waived or paid for total disability under the new contract must be on the monthly mode unless we agree otherwise. We will not waive or pay any premium under the new contract unless it has a waiver benefit, even if we have waived premiums under this contract due to the Insured's total disability.

Any waiver benefit in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In any of these paragraphs, when we refer to other contracts, we mean contracts we would regularly issue on the same plan as the new contract and for the same rating class, amount, issue age and sex.

AL 402 B--96

CHANGES

You may be able to have this benefit changed to a new contract of life insurance other than in accordance with the requirements for conversion that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

                             TERMINATION OF BENEFIT

This benefit will end on the earliest of:

1.   The end of its term period;

2.   the end of the last day of the grace period if the contract is in default;
     it will not continue if either extended insurance or reduced paid-up insurance takes effect;

3.   the end of the last day before the contract date of any other contract to which the benefit is converted or changed;

4.   the date the contract is surrendered under its Cash Value Option; and

5.   the date the contract ends for any other reason.

Further, if you ask us in a form that meets our needs, we will cancel the benefit as of the first monthly date on or after the date we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

THIS SUPPLEMENTARY BENEFIT RIDER ATTACHED TO THIS CONTRACT ON THE CONTRACT DATE

The Prudential Insurance Company of America.

                                               By /s/ SPECIMEN
                                                  --------------------------
                                                         Secretary

 AL 402 B--96

EXHIBIT 26(d)(xliv)

RIDER FOR TERM INSURANCE BENEFIT ON
LIFE OF INSURED

This benefit is a part of this contract only if it is listed on a contract data page.

BENEFIT

We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period for the benefit; and(2) while this contract was in force and not in default beyond the last day of the grace period. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

We show the amount of term insurance under this benefit on a contract data page. We also show the term period for the benefit there. The term period starts on the contract date.

BENEFIT PREMIUMS AND CHARGES

We show the premiums for this benefit on a contract data page. From each premium payment, we make the deductions as shown in these pages and the balance is the invested premium amount which is added to the Contract Fund.

The monthly charge for this benefit is deducted on each monthly date from the Contract Fund. The amount of that charge is also shown on a contract data page.

Benefit premium and monthly charges stop on the contract anniversary at the end of the term period for this benefit.

TERMINATION OF BENEFIT

This benefit will end on the earliest of:

1. the end of its term period;

2. the end of the last day of the grace period if the contract is in default,it will not continue if either extended insurance or reduced paid-up insurance takes effect;

3. the date the contract is surrendered under its Cash Value Option, if ithas one; and

4. the date the contract ends for any other reason.

Further, if you ask us in the premium period in a form that meets our needs, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

THIS SUPPLEMENTARY BENEFIT RIDER ATTACHED TO THIS CONTRACTON THE CONTRACT DATE

The Prudential Insurance Company of America,

                                                By /s/ SPECIMEN
                                                   -------------------
                                                       Secretary

AL 401 B--96

EXHIBIT 26(d)(xlv)

RIDER FOR TERM INSURANCE BENEFIT ON
LIFE OF INSURED

This benefit is a part of this contract only if it is listed on a contract date page.

BENEFIT

We will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period for the benefit; and (2) while this contract was in force and not in default beyond the last day of the grace period. But our payment is subject to all the provisions of the benefit and of the rest of this contract.

We show the amount of term insurance under this benefit on a contract data page.  We also show the term period for the benefit there. The term period starts on the contract date.

BENEFIT PREMIUMS AND CHARGES

We show the premiums for this benefit on a contract data page. From each premium payment, we make the deductions as shown in these pages and the balance is the invested premium amount which is added to the Contract Fund.

The monthly charge for this benefit is deducted on each monthly date from the Contract Fund. The amount of that charge is also shown on a contract data page.

Benefit premium and monthly charges stop on the contract anniversary at the end of the term period for this benefit.

CONVERSION TO ANOTHER PLAN OF INSURANCE

RIGHT TO CONVERT

You may convert this benefit to a new contract of life insurance on the Insured's life. You will not have to prove that the Insured is insurable. When we use the phrase new contract in this provision, we mean the contract to which this benefit may be converted.

CONDITIONS

You must ask for the conversion in a form that meets our needs, while this contract is in force, and on or before the fifth contract anniversary. The amount we would have paid under this benefit if the Insured had died just before the contract date of the new contract must be large enough to meet the minimum for the new contract, as we describe under Contract Specifications. We may require you to send us this contract.

The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its contract date. If the premium is paid as we state, it will be deemed that the new contract took effect on its contract date and that this benefit ended just before that date.

PREMIUM CREDIT

If we receive your request for conversion before the fifth anniversary of this contract, we will allow a credit on each premium that is due or scheduled for payment during the first year of the new contract.

If this contract has been in force for at least one year on the contract date of the new contract, we will allow the full credit described below. If this contract has been in force for less than one year as of that date, the credit will be reduced to consider the portion of a year that this contract has then been in force.

The full credit is equal to the premiums for the term insurance being converted that were due, on the premium mode in effect at the time of conversion, during the twelve months preceding the date of the new contract. Extra premiums or charges for extra risks or extra benefits other than a benefit for waiving premiums are not considered in determining this credit.

We will reduce each premium due or scheduled for payment in the first year of the new contract to consider either the full or reduced credit, as appropriate.

CONTRACT DATE

You may choose any contract date for the new contract that is not more than 61 days after the date of your request, not less than five years before the end of the term period for this benefit, and not more than 31 days prior to the date we receive your request.

AL 400 B--96

CONTRACT SPECIFICATIONS

The new contract will be in the same rating class as this contract. We will set the issue age and the premiums for the new contract in accordance with our regular rules in use on its contract date.

Except as we state in the next sentence, the new contract may be on any life or endowment plan we regularly issue on its contract date for the same rating class, amount, issue age, and sex. It may not be: a single-premium contract; one that insures anyone in addition to the Insured; one that includes or provides for term insurance, other than extended insurance; one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or one with any benefit other than the basic insurance benefit and the waiver benefit we refer to below.

The basic amount of the new contract may be any amount you ask for as long as it is at least $10,000 and not more than the amount of term insurance for this benefit. If the amount you want is smaller than the smallest amount we would regularly issue on the plan you want, we will issue a new contract for as low as $10,000 on the Life Paid-Up at 85 plan if you ask us to.

If this contract has a benefit for waiving premiums in the event of disability, we will include a benefit for waiving premiums in the new contract if its premium period runs to at least the Insured's attained age 85 and if we would include a waiver benefit in other contracts like the new one.

We will not deny a benefit for waiving premiums that we would have allowed under this contract, and that we would otherwise allow under the new contract, just because disability started before the contract date of the new contract. But any premium to be waived for disability under the new contract must be at the frequency that was in effect for this contract when the disability started. We will not waive any premium under the new contract unless it has a benefit for waiving premiums in the event of disability, even if we have waived premiums under this contract.

Any benefit for waiving premiums in the new contract will be the same one, with the same provisions, that we put in other contracts like it on its contract date. In any of these paragraphs, when we refer to other contracts, we mean contracts we would regularly issue on the same plan as the new contract and for the same rating class, amount, issue age and sex.

CHANGES

You may be able to have this benefit changed to a new contract of life insurance other than in accordance with the requirements for conversion that we state above. But any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

AL 400 B--96

                             TERMINATION OF BENEFIT

This benefit will end on the earliest of:

1. the end of its term period;

2. the end of the last day of the grace period if the contract is in default; it will not continue if either extended insurance or reduced paid-up insurance takes effect;

3. the end of the last day before the contract date of any other contract to which the benefit is converted or changed;

4. the date the contract is surrendered under its Cash Value Option, if it has one; and

5. the date the contract ends for any other reason.

Further, if you ask us in the premium period in a form that meets our needs, we will cancel the benefit as of the first monthly date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.

THIS SUPPLEMENTARY BENEFIT RIDER ATTACHED TO THIS CONTRACT ON THE CONTRACT DATE.

The Prudential Insurance Company of America,

                                               By /s/ SPECIMEN
                                                  -------------------
                                                      Secretary

AL 400 B--96

EXHIBIT 26(d)(xlvi)

ENDORSEMENTS

(Only we can endorse this contract.)

ALTERATION OF TEXT

This endorsement modifies certain provisions of the policy to which it is attached, as follows:

The first paragraph under List Of Investment Options is replaced with the following:

I. THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

This account is registered with the SEC under the Investment Company Act of 1940. Each investment option of this account invests in a specific portfolio of The Prudential Series Fund, Inc., and such other funds as we may specify from time to time. The Prudential Series Fund, Inc. and other funds identified below are registered with the SEC under the Investment Company Act of 1940 as open-end diversified management investment companies. We show below the available investment options and the funds and fund portfolios they invest in.

The Prudential Insurance Company of America.

By /s/ Susan L. Blount SPECIMEN

Secretary